UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

                                 (RULE 14a-101)

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                               [Amendment No. ___]

Filed by the Registrant                    [X]
Filed by a party other than the Registrant [ ]

     Check the appropriate box:

[ ]  Preliminary Proxy Statement.
[ ] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2)).
[X]  Definitive Proxy Statement.
[ ]  Definitive Additional Materials.
[ ]  Soliciting Material pursuant to ss. 240.14a-11(c) or ss. 240.14a-12.


                           Nicholas Income Fund, Inc.
                           --------------------------
                (Name of Registrant as Specified in its Charter)

        -----------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No Fee Required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1) Title of each class of securities to which transaction applies:

             ---------------------------------------------------------

         (2) Aggregate number of securities to which transaction applies:

             ---------------------------------------------------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

             ---------------------------------------------------------

         (4) Proposed maximum aggregate value of transaction:

             ---------------------------------------------------------

         (5) Total fee paid:

             ---------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1) Amount Previously Paid:____________________________________________

         (2) Form, Schedule, or Registration Statement No.:_____________________

         (3) Filing Party:______________________________________________________

         (4) Date Filed:________________________________________________________

                          NICHOLAS INCOME FUND, INC.
                                    [LOGO]
                            700 North Water Street
                          Milwaukee, Wisconsin 53202


September 10, 2004

Dear Fellow Stockholder:

     We are requesting your participation in a special meeting of stockholders of Nicholas Income Fund, Inc., a Maryland corporation (the "Fund"), to be held on October 29, 2004, at 1:00 p.m. at the Milwaukee Athletic Club, 758 N. Broadway, Milwaukee, Wisconsin 53202 (the "Special Meeting"). This is an important meeting, as the Board of Directors of the Fund (the "Board of Directors") is recommending that you approve several proposals designed to:

    o Enhance the efficiency and effectiveness of day-to-day Fund operations;

    o Update investment policies so that they are better aligned with current regulatory requirements; and

    o Empower the Board of Directors to facilitate the Fund's modernization of its distribution system.

     The Fund and the Board of Directors believe that these proposals are in the best interests of the Fund and its stockholders.

Same Fund Investment Objectives and Strategies

     The Fund's investment objectives will remain the same. None of the proposals are expected to have a material effect on the way the Fund is managed except that they should promote a more efficient administrative environment and more flexible investment strategies. Moreover the Board of Directors expects that the changes will better position the Fund to respond to shifts in the market in a manner consistent with its investment objectives and strategies.

     The Board of Directors of the Fund has reviewed and approved each of the proposals and believes such proposals are in the best interests of and will benefit the Funds' stockholders, and unanimously recommends that you vote FOR each proposal.

     The specific proposals are described in detail in the enclosed Notice of Special Meeting and Proxy Statement. We encourage your prompt consideration of these materials and participation in voting on the various proposals.

Your Vote Is Important

     Stockholders are invited to attend the Special Meeting in person, however, we realize that this may not be possible for all stockholders. Whether or not you plan to be present at the meeting, your vote is important and we encourage you to vote promptly using one of the following options: BY TOLL-FREE TELEPHONE CALL, BY INTERNET TRANSMISSION OR BY INDICATING VOTING INSTRUCTIONS BY RETURNING TO US THE ENCLOSED PROXY CARD(S) IN THE POSTAGE-PAID ENVELOPE ENCLOSED AFTER COMPLETING AND SIGNING IT.

     If we do not receive sufficient votes at the Special Meeting to approve these proposals, it may be necessary to conduct a further mailing or a telephone solicitation. The Fund has engaged Georgeson Shareholder Communications, Inc. ("GSC") to solicit proxies from institutional and individual stockholders. As the date of the Special Meeting approaches and we have not received your executed ballot, you may receive a call from GSC reminding you to vote your shares. By voting your shares promptly, you will assist us in minimizing expenses incurred in connection with additional solicitation efforts.

     We look forward to seeing you at the Special Meeting or receiving your proxy card(s) so your shares may be voted at the Special Meeting. If you have any questions regarding the enclosed materials or the execution of your vote, please contact us at 1-800-227-5987. We will be happy to answer any questions you may have.


                                       Very truly yours,


                                       Albert O. Nicholas

                          NICHOLAS INCOME FUND, INC.
        700 North Water Street, Suite 1010, Milwaukee, Wisconsin 53202

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON OCTOBER 29, 2004

     Please take notice that a special meeting of stockholders of Nicholas Income Fund, Inc., a Maryland corporation (the "Fund") will be held on October 29, 2004 at the Milwaukee Athletic Club, 758 N. Broadway, Milwaukee, Wisconsin 53202, at 1:00 p.m., local time (the "Special Meeting"), for the following purposes:

    1. To elect four directors to the board of directors of the Fund (the "Board of Directors");

    2. To amend and restate the articles of incorporation of the Fund to:

        o permit the Board of Directors to classify or reclassify any unissued shares of capital stock of the Fund from time to time and thereby create one or more classes or series of capital stock of the Fund;

        o set forth the shareholder voting requirements of the Fund;

        o set forth the quorum requirements of the Fund; and

        o provide for the indemnification of the Fund's officers and directors.

    3. To amend Section 8 of Article VII of the Fund's bylaws;

    4. To change certain investment policies of the Fund, including, without limitation, the removal of certain fundamental investment policies of the Fund, and in some cases, redesignation of such policies as non-fundamental;

    5. To ratify the appointment of the Fund's independent registered public accounting firm for the 2004 fiscal year; and

    6. To transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof. The Board of Directors is not aware of any such other business.

     Only stockholders of record as of the close of business on August 12, 2004 may vote at the Special Meeting or any adjournments or postponements of the Special Meeting. Your vote is important. No matter how many shares you own, please review the materials and vote today. You can vote easily and quickly by mail, toll-free telephone call, or over the Internet. Just follow the instructions that appear on your enclosed proxy card. If you wish to attend the Special Meeting and vote your shares in person at that time, at your request your previously received proxy will be revoked and you will be able to do so.

                                       By Order of the Board of Directors
                                       of Nicholas Income Fund, Inc.

Dated: September 10, 2004.

                QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

     For your convenience, we are providing a brief overview in question and answer format of the matters to be voted upon at the upcoming special meeting of stockholders (the "Special Meeting"). This overview may not contain all of the information that is important to you. We urge you to carefully read this proxy statement and the other documents that we refer to herein. These documents will give you a more complete description of the actions that we are proposing.

Q.  WHAT PROPOSALS AM I BEING ASKED TO VOTE ON AT THE UPCOMING SPECIAL MEETING?

A.  The Special Meeting is being held to consider the following proposals:

    o The election of directors of the Fund;

    o The amendment and restatement of the articles of incorporation of the Fund;

    o The amendment of Section 8 of Article VII of the Fund's bylaws;

    o The amendment, redesignation and removal of certain investment policies of the Fund; and

    o The ratification of the appointment of the independent registered public accounting firm for the Fund.

Q.  WHY SHOULD I APPROVE THE PROPOSALS?

A. The Fund and the board of directors of the Fund (the "Board of Directors") believe that voting in favor of the proposed changes is in the best interests of the stockholders. Your vote in favor of the proposals will:

    o Promote efficient and effective management of the Fund in an increasingly dynamic regulatory and economic environment, by giving the directors and Fund management greater flexibility to respond to regulatory and economic changes in a manner that is cost effective and timely;

    o Empower the Board of Directors and the Fund to modernize the distribution process of the Fund, including, authorizing the Board of Directors to designate new share classes to facilitate participation by the Fund on various distribution platforms and to address varying consumer investment preferences;

    o Align the fundamental investment restrictions of the Fund with current regulatory requirements by removing or amending certain restrictions that reflect past regulatory, business or industry conditions, practices or requirements that no longer prevail; and

    o Establish consistency in the corporate governance of, and streamline certain administrative matters among, the Nicholas family of funds by having common directors among the funds.

    Your vote in support of the proposals is critical to their implementation and to the realization of the anticipated benefits to the stockholders that are expected to result from the changes.

Q.  WILL THE CHANGES INCREASE THE COST OF FUND OPERATIONS?

A. No, except for the costs incurred in connection with the proxy solicitation. The Fund expects that the proposed changes, if approved, will result in increased efficiencies in the cost of Fund operations. The costs that we do incur should not significantly affect the Fund's expense ratio, which is already lower than that of most mutual funds.

Q. CAN CURRENT STOCKHOLDERS EXPECT TO BENEFIT FROM THE DESIGNATION OF NEW SHARE CLASSES?

A. The Fund anticipates that current stockholders may benefit from the addition of new share classes in at least two ways. First, the Fund expects that administrative costs of the Fund will be allocated among the different share classes, thus potentially reducing the current stockholders' administrative cost burden. Second, current stockholders will have the option to take advantage of the Fund's enhanced distribution network by purchasing shares in the new classes through the new distribution channels.

Q.  WHY ARE THE ARTICLES OF INCORPORATION AND BYLAWS BEING AMENDED?

A. The Board of Directors is recommending the amendments to the Fund's articles of incorporation and bylaws to update these charter documents to reflect current state and Federal laws and to establish a more flexible structure for future development. In addition, the Board of Directors seeks to promote consistent administrative practices among the Funds in the Nicholas family of funds by standardizing certain charter provisions of the Fund.

    The boards of directors of three other funds in the Nicholas fund family -- Nicholas Equity Income Fund, Inc., Nicholas II, Inc. and Nicholas Limited Edition, Inc. -- are recommending that similar changes be made to the articles of incorporation and bylaws of those funds. The Board of Directors believes that these changes will promote administrative convenience and provide stockholders with increased investment flexibility. The effect of implementing these proposals should be to reduce the compliance burdens of monitoring, and ensuring compliance with, varying sets of administrative policies and procedures among certain funds in the Nicholas fund family.

Q. WHAT ARE THE CONSEQUENCES OF THE AMENDMENTS OF THE ARTICLES OF INCORPORATION TO THE FUND?

A.  As a result of the change:

    1. The Board of Directors may authorize additional classes of stock of the Fund and amend the articles of incorporation without shareholder approval to the extent permitted by applicable law and to the extent necessary to effect such changes. These changes to the articles of incorporation will not otherwise result in a material change to your rights as a stockholder of the Fund.

    2. Matters that must be submitted to the stockholders of the company may be approved upon the affirmative vote of no less than a majority of the stockholders, regardless of the proportion of favorable stockholder votes otherwise required under Maryland law. Section 2-10 of Maryland General Corporation Law ("MGCL"), provides that a corporation may include in its articles of incorporation a provision that requires a lesser proportion of the votes of all classes or of any class of stock than the proportion that is prescribed by Maryland law, as long as the proportion is not less than a majority of all the votes entitled to be cast on the matter.

    3. The quorum required for votes on matters presented to the stockholders will be set forth in the articles of incorporation. The quorum provisions are currently described in the bylaws of the Fund. The Board of Directors believes that it is in the best interest of the stockholders to set forth provisions affecting the rights of the stockholders in the articles of incorporation.

    4. The articles of incorporation will include a provision providing for the indemnification of the Fund officers and directors. The Fund's indemnification obligations are currently described in the bylaws of the Fund. The board of directors believes that it is in the best interest of the Fund to set forth the indemnification provisions in the articles of incorporation of the Fund.

Q.  WHAT ARE THE CONSEQUENCES OF THE BYLAW AMENDMENTS TO THE FUND?

A. As a result of the changes, the Board of Directors may amend the bylaws without obtaining stockholder approval. This change will give the Board of Directors the ability to modernize the current bylaws in the short term and to amend the bylaws to reflect changes in corporate governance norms from time to time. Currently, certain sections of the Fund's bylaws may not be amended without stockholder approval. Some of these sections include legal limitations applicable to the Fund that were once required by state law. Many of these limitations no longer prevail and the Board of Directors anticipates that it will amend or remove such provisions in the near future as a part of its effort to modernize the Fund's bylaws. The Board of Directors believes that the Fund will benefit from the added flexibility that this amendment will give to the directors, but does not believe that it will have a significant impact on the daily operations of the Fund. For example:

    o The Fund will have the same investment objectives, the same investment restrictions (subject to approval of the recommended changes described in this proxy statement), the same investment adviser and portfolio manager(s), the same transfer agent and custodian and the same independent registered public accounting firm following the adoption of the bylaw amendments;

    o The investments of the Fund will continue to be supervised by Nicholas Company, Inc. and no change will be made to the advisory contract currently in effect between the Fund and Nicholas Company. The advisory fees payable to Nicholas Company will be the same;

    o The Fund will continue to operate with the same fiscal year end;

    o The Fund will continue to have the same dividend and distribution policy; and

    o The Fund will continue to offer the same stockholder services as offered immediately prior to the bylaw amendments.

Q. WHAT IMPACT WILL CHANGING CERTAIN OF THE FUNDAMENTAL INVESTMENT POLICY RESTRICTIONS HAVE ON THE FUND?

A. The Fund is required to have certain fundamental investment restrictions, meaning that the Fund may not change these restrictions without stockholder approval. The Fund currently has certain fundamental investment restrictions that may be designated as non-fundamental, are no longer required or are unnecessarily restrictive. The proposed changes to the fundamental investment restrictions are not expected to impact the Fund's investment objectives, but should give the Fund added flexibility in effecting its investment strategies.

Q.  HAS THE FUND'S BOARD OF DIRECTORS APPROVED THESE PROPOSALS?

A. Yes. The Board of Directors of the Fund, including the non-interested directors, has reviewed and approved each of the proposals on which you are being asked to vote. The Board of Directors unanimously recommends that you vote in favor of each proposal.

Q.  WHEN AND HOW SHOULD I VOTE?

A.  Please vote as soon as possible by:

    o Mail: Complete the enclosed proxy card and return it in the postage-paid envelope provided; or

    o Telephone: Call the toll-free number on your proxy card. If your shares are registered in street name, please follow the instructions provided to you by ADP Investor Communication Services; or

    o Internet: Log on to the website on your proxy card if your shares are registered in your name. If your shares are registered in street name, please follow the instructions provided to you by ADP Investor Communication Services.

Q. WHO IS PAYING THE COST OF THE STOCKHOLDER MEETING AND OF THIS PROXY SOLICITATION?

A. The expenses relating to the matters submitted for stockholder approval herein and the expenses of holding the stockholder meeting will be paid by the Fund, except that certain costs of solicitation may be paid by Nicholas Company, Inc.

                          NICHOLAS INCOME FUND, INC.
        700 North Water Street, Suite 1010, Milwaukee, Wisconsin 53202

                        SPECIAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON OCTOBER 29, 2004

                                PROXY STATEMENT

     This proxy statement is being furnished to stockholders of Nicholas Income Fund, Inc., a Maryland corporation (the "Fund"). The board of directors of the Fund (the "Board of Directors") is soliciting proxies from stockholders on behalf of the Fund for use at the special meeting of stockholders of the Fund, to be held at the Milwaukee Athletic Club, 758 N. Broadway, Milwaukee, Wisconsin 53202, at 1:00 p.m., local time, on October 29, 2004, and at any and all adjournments or postponements thereof (the "Special Meeting"). This proxy statement, the notice of meeting and the proxy card are first being mailed to stockholders on or about September 17, 2004.

     At the Special Meeting, each full stockholder of the Fund is entitled to one vote on each proposal for each share owned as of the record date. None of the matters to be presented at the Special Meeting will entitle any stockholder to cumulative voting or appraisal rights.

Matters to be Considered at the Special Meeting

     The Special Meeting is being held to consider a number of matters as outlined in the accompanying notice of Special Meeting and as set forth below. At this time, we know of no other business to be brought before the Special Meeting. However, if any other matters arise, the persons named as proxies will vote upon such matters according to their best judgment.

     The following table summarizes the proposals to be voted on at the Special
Meeting:

    1.  To elect four directors to the Board of Directors;

    2.  To amend and restate the articles of incorporation of the Fund to:

         o permit the Board of Directors to classify or reclassify any unissued shares of capital stock of the Fund from time to time and thereby create one or more classes or series of capital stock of the Fund;

         o set forth the shareholder voting requirements of the Fund;

         o set forth the quorum requirements of the Fund; and

         o provide for the indemnification of the Fund's officers and directors.

    3.  To amend Section 8 of Article VII of the Fund's bylaws;

    4. To change certain investment policies of the Fund, including, without limitation, the removal of certain fundamental investment policies of the Fund, and in some cases, redesignation of such policies as non-fundamental;

    5. To ratify the appointment of the Fund's independent registered public accounting firm for the 2004 fiscal year; and

    6. To transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof. The Board of Directors of the Fund is not aware of any such other business.

Annual Report Delivery

     Audited financial statements for the Fund appear in the Fund's Annual Report, which was sent to stockholders earlier this year or at the end of last year. The 2003 annual report for the Fund was made available on or before February 29, 2004. The Fund's most recent Annual and Semiannual reports are available upon request at no cost. To request a report, please contact the Fund at 700 North Water Street, Suite 1010, Milwaukee, Wisconsin 53202 or call 1-800-227-5987 and a report will be sent by first class mail within three business days of your request. These reports do not form any part of the proxy solicitation material.

Record Date and Outstanding Shares

     Only those shareholders owning shares as of the close of business on August 12, 2004 (the "Record Date") may vote at the meeting or any adjournments or postponements of the meeting. Shares of the Fund will vote as a single class as to each proposal. On the Record Date, 51,010,006.69 shares of common stock of the Fund were outstanding and the Fund had no other class of equity securities outstanding.

     When we use the terms "you," "your," or "yours," we mean stockholders of the Fund of record as of the Record Date.

Quorum, Abstentions, Broker Non-Votes and Adjournments

     In order for the Special Meeting to go forward, there must be a quorum. This means that at least a majority of the Fund's outstanding shares must be represented at the meeting either in person or by proxy, although a vote of a larger percentage of the Fund's outstanding shares is required for approval of certain proposals.

     Proxies that reflect abstentions or broker non-votes will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. In circumstances where the vote to approve a matter is a percentage of votes cast, as with Proposal 1, abstentions have no effect on the outcome of the vote. However, with respect to proposals where the vote required to approve the matter is the affirmative vote of the holders of a percentage of the total number of votes entitled to be cast, as is the case with Proposals 2, 3 and 5, an abstention or broker non-vote will have the effect of a vote "AGAINST" the respective proposals. Similarly, with respect to Proposal 4, where the vote required to approve the matter is the affirmative vote of the holders of either (i) a percentage of the total number of votes entitled to be cast or (ii) a percentage of the voting securities present at the meeting, an abstention or broker non-vote will have the effect of a vote "AGAINST" the proposal.

     If a quorum is not obtained, or if a quorum is present at the Special Meeting but sufficient votes to approve one or more of the proposals are not received, or if other matters arise requiring stockholder attention, the chairman of the Special Meeting or the persons named as proxy agents may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxy agents will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to each item, unless directed to vote AGAINST the item, in which case such shares will be voted against the proposed adjournment with respect to that item. A stockholder vote may be taken on one or more of the items in the proxy statement or on any other business properly presented at the meeting prior to such adjournment if sufficient votes have been received or it is otherwise appropriate.

Votes Required to Approve the Proposals

Proposal 1: Election of Directors to the Board of Directors of the Fund

            The proxy being provided by the Board of Directors enables the Fund's stockholders to vote for the election of nominees proposed by its board, or to withhold the authority to vote for the nominees being proposed. The articles of incorporation of the Fund do not provide for cumulative voting; therefore, the four nominees for the Fund receiving the most votes will be elected directors of the Fund.

Proposal 2: Approval of the Amendment and Restatement of the Fund's Articles of
            Incorporation

            The approval of the amendments to the articles of incorporation by stockholders of the Fund requires the affirmative vote of two-thirds of all the votes entitled to be cast on the matter.

Proposal 3: Approval of the Amendment of the Fund's Bylaws

            The approval of the bylaw amendment by stockholders of the Fund requires the affirmative vote of a majority of all the votes entitled to be cast on the matter.

Proposal 4: Approval of Changes to, or Removal of, Certain of the Fund's
            Fundamental Investment Policies and, in Certain Cases, Redesignation of such Policies as Non-fundamental

            Approval of these proposals by stockholders of the Fund requires the affirmative vote of the lesser of:

            (1) 67% or more of the voting securities present at the meeting, if the holders of more than 50% of the outstanding voting shares of the Fund are present or represented by proxy; or

            (2) more than 50% of the outstanding voting shares of the Fund,

            with respect to each proposal.

Proposal 5: Ratification of the Selection of Independent Registered Public
            Accounting Firm

            Ratification of the selection of Deloitte & Touche LLP as the independent registered public accounting firm of the Fund requires the affirmative vote of a majority of the votes cast at the meeting, provided a quorum is present.

Solicitation and Revocation

     You are requested to vote as soon as possible by:

     o Mail: Complete the enclosed proxy card and return it in the postage-paid envelope provided; or

     o Telephone: Call the toll-free number on your proxy card. If your shares are registered in street name, please follow the instructions provided to you by ADP Investor Communication Services; or

     o Internet: Log on to the website on your proxy card if your shares are registered in your name. If your shares are registered in street name, please follow the instructions provided to you by ADP Investor Communication Services.

(See "Electronic Voting Alternatives" below for more information regarding electronic voting options.)

     You may revoke your proxy at any time up until voting results are announced at the meeting. You can do this by writing to the Fund's Secretary, or by voting in person at the meeting and notifying the Fund that you are revoking your previously executed proxy. In addition, you can revoke a prior proxy simply by voting again -- the proxy last received by the Fund at the time of the meeting will effectively revoke any previous proxy received. For those initially voting by either telephone or over the Internet, follow the same instructions on your original proxy card to vote again. If you originally voted by mail, or otherwise need a new proxy, please call us at 1-800-227-5987, and a new proxy will be sent to you. If you return an executed proxy card without instructions, your shares will be voted FOR each proposal.

Electronic Voting Alternatives

     You are able to vote your shares by telephone or over the Internet. Submitting your proxy electronically will not affect your right to vote in person if you decide to attend the special meeting.

Shares Registered in Your Name

     If your shares are registered directly with U.S. Bancorp Fund Services, LLC, you may vote your proxy telephonically by calling the telephone number on your proxy card or over the Internet by going to the website on your proxy card using your Internet browser. Votes submitted by telephone or over the Internet must be received by 1:00 p.m., Central Time, on October 29, 2004.

Shares Registered in the Name of a Brokerage Firm or Bank

     Numerous brokerage firms and banks are participating in a program provided through ADP Investor Communication Services that offers electronic voting alternatives. This program is different from the program offered by the Fund for electronic voting of shares registered in the name of the stockholder. If your shares are held in an account at a brokerage firm or bank participating in the ADP program, you may vote those shares telephonically by calling the telephone number referenced on your voting form or over the Internet by going to the website referenced on your voting form. Votes electronically submitted through the ADP program must be received by the time indicated on the materials enclosed regarding electronic voting through the ADP program.

Cost and Method of Proxy Solicitation

     The expenses relating to the matters submitted for stockholder approval herein and the expenses of holding the stockholder meeting will be paid by the Fund as follows:

     Except as noted in the immediately following paragraph, the Fund will pay the costs of preparation of the portion of the proxy statement relating to matters including legal, accounting and other fees and expenses, the costs of printing and distribution of the proxy statement, the expenses of soliciting proxies in connection with the special stockholder meeting, the expenses of holding the stockholder Special Meeting, and the expenses relating to the preparation and filing of any post-effective amendment to the Form N-1A Registration Statement of the Fund and any filing fees with any state securities commission.

     In addition to solicitation by mail, certain officers and representatives of the Fund, and officers and employees of Nicholas Company, Inc., who will receive no additional compensation for their services, may solicit proxies by telephone, facsimile or personally. Banks, brokerage houses, nominees and other fiduciaries will be requested to forward the proxy soliciting materials to the beneficial owners and obtain authorization for the execution of proxies. Nicholas Company, Inc. or the Fund may reimburse brokers, banks, and other fiduciaries for postage and reasonable expenses incurred by them in the forwarding of proxy materials to beneficial owners. The Fund has engaged Georgeson Shareholder Communications, Inc. ("GSC") to solicit proxies from institutional and individual stockholders for an approximate fee of $2,000 plus reimbursement of out-of-pocket expenses.

     Only one copy of this Proxy Statement may be mailed to a household, even if more than one person in a household is a fund shareholder of record. If you would like an additional copy of this Proxy Statement, please contact us at 1-800-227-5987 or in writing at 700 North Water Street, Suite 1010, Milwaukee, Wisconsin 53202. If you do not want the mailing of this Proxy Statement to be combined with those for other members of your household, contact us in writing at 700 North Water Street, Suite 1010, Milwaukee, Wisconsin 53202.

                 MATTERS TO BE VOTED ON AT THE SPECIAL MEETING

                                  PROPOSAL 1.
              ELECTION OF DIRECTORS TO THE BOARD OF DIRECTORS OF
                          NICHOLAS INCOME FUND, INC.

     The Board of Directors is comprised of three members, Messrs. Albert O. Nicholas, Robert H. Bock and Jay H. Robertson. With the exception of Mr. Albert
O. Nicholas, each of the current directors is a nominee for re-election. Mr. Albert O. Nicholas has elected to resign as a member of the Board of Directors, effective upon the election of his successor. Therefore, the stockholders of the Fund are being asked to elect the following four nominees to the Board of
Directors:

                               David O. Nicholas
                                Robert H. Bock
                              Timothy P. Reiland
                               Jay H. Robertson

     Messrs. Bock, Reiland and Robertson are non-interested director nominees, while Mr. David Nicholas, is an interested director nominee, as defined by the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder (the "Investment Company Act"). The three directors who currently serve on the Board of Directors are Messrs. Bock, A. Nicholas and Robertson. If you elect the slate of directors nominated here, then 75% of the individuals serving on the Board of Directors will qualify as non-interested directors.

     If elected, each director will serve until the next meeting of stockholders called for the purpose of electing directors, if any, or until a successor is elected and qualified, or until their earlier death, resignation or removal. Unless you do not authorize it, your proxy will be voted in favor of the four nominees. The affirmative vote of the holders of a plurality of the Fund's shares represented at the meeting is required for the election of a director to the Board of Directors of the Fund. Each nominee has agreed to be named in this proxy statement and to serve if elected. The current directors of Nicholas Income Fund, Inc. have no reason to believe that any of the nominees will become unavailable for election as directors. However, if that should occur before the Special Meeting, your proxy will be voted for the individuals recommended by the directors.

     Pertinent information regarding each nominee's principal occupation and business experience during at least the past five years, number of portfolios overseen and other directorships held is set forth below. The mailing address for each of the nominees is 700 North Water Street, Suite 1010, Milwaukee, Wisconsin 53202.

                            NON-INTERESTED NOMINEES

                                      Term of                                     Number of
                                     Office(1)                                    Portfolios
                      Position(s)   and Length                                     in Fund        Other
                       Held with      of Time         Principal Occupations        Complex    Directorships
Name and Age*             Fund        Served           During Past 5 Years         Overseen       Held
-------------------- ------------- ------------ -------------------------------- ----------- --------------
Robert H. Bock       Director        2 years    Private Investor, Consultant,         5           None
(Age: 72)                                       Dean Emeritus of Business
                                                Strategy and Ethics, University
                                                of Wisconsin School of
                                                Business, 1997 to present.

Timothy P. Reiland   N/A               N/A      Private Investor, Consultant,         5           None
(Age: 48)                                       Chairman and Chief Financial
                                                Officer, Musicnotes, Inc.,(2)
                                                October 2001 to present.
                                                Investment Analyst from 1987
                                                to October 2001, Tucker
                                                Anthony Incorporated, a
                                                brokerage firm. Prior to
                                                November 1999, Tucker
                                                Anthony Incorporated was
                                                known as Tucker Anthony
                                                Cleary Gull. Prior to
                                                November 1998, Tucker
                                                Anthony Cleary Gull was
                                                known as Cleary Gull Reiland
                                                & McDevitt Inc. He is a
                                                Chartered Financial Analyst.

Jay H. Robertson     Director        9 years    Private Investor, April 2000          5           None
(Age: 52)                                       to present. Chairman of the
                                                Board of Robertson-Ryan and
                                                Associates, Inc., an insurance
                                                brokerage firm from 1993 to
                                                March 2000.

----------------
  * Address for all of the individuals listed is 700 North Water Street, Suite 1010, Milwaukee, Wisconsin 53202.
(1) Until duly elected or re-elected at the next meeting of stockholders called for the purpose of electing directors, if any, or until their successors are duly elected and qualified.
(2) Certain officers of the Fund have an investment in Musicnotes, Inc.

                              INTERESTED NOMINEES

                                          Term of
                                           Office                                   Number of
                                            and                                     Portfolios
                            Position(s)    Length                                    in Fund        Other
                             Held with    of Time       Principal Occupations        Complex    Directorships
Name and Age*                  Fund        Served        During Past 5 Years         Overseen       Held
-------------             -------------- --------- ------------------------------- ----------- --------------
David O. Nicholas(1)(2)   President      Annual    President, Chief Investment          1           None
(Age: 43)                 and            9 years   Officer and Director, Nicholas
                          Co-Portfolio             Company, Inc., the Adviser to
                          Manager                  all of the Nicholas funds, and
                                                   employed by the Adviser since
                                                   1986. He has been Portfolio
                                                   Manager for, and primarily
                                                   responsible for the day-to-day
                                                   management of the portfolios
                                                   of Nicholas II, Inc. and
                                                   Nicholas Limited Edition, Inc.
                                                   since March 1993. He also has
                                                   been Co-Portfolio Manager of
                                                   Nicholas Fund, Inc. since
                                                   November 1996 and of
                                                   Nicholas Income Fund, Inc.
                                                   since April 2001 and Nicholas
                                                   Equity Income Fund, Inc. since
                                                   July 2001. He is a Chartered
                                                   Financial Analyst.

----------------
  * Address for the individual listed is 700 North Water Street, Suite 1010, Milwaukee, Wisconsin 53202.
(1) "Interested person" of Nicholas Company, Inc., the Fund's investment adviser, as that term is defined in the Investment Company Act.
(2) Mr. David O. Nicholas is the son of Mr. Albert O. Nicholas, Executive Vice President and a current member of the Board of Directors of the Fund. Mr. David O. Nicholas is also the nephew of Mr. David L. Johnson, Executive Vice President of the Fund.

     Additional information regarding the Board of Directors may be found in the section of this proxy statement entitled "Additional Information Regarding Directors of Nicholas Income Fund, Inc."

                                  PROPOSAL 2.
                   APPROVAL OF THE AMENDMENT AND RESTATEMENT
                                    OF THE
                           ARTICLES OF INCORPORATION
                         OF NICHOLAS INCOME FUND, INC.

     The Board of Directors recommends that you approve the proposed change to the articles of incorporation of the Fund. If the stockholders approve the amendment and restatement of the Fund's articles of incorporation, the Fund will take action to implement the amendment and restatement by filing the appropriate charter documents with the Maryland Department of Assessments and Taxation. Except as described herein, the changes to the articles of incorporation are not intended to result in any material change to the day-to-day operations of the Fund. The amended and restated articles (the "New Articles") will be materially unchanged from the current articles of incorporation (the "Old Articles") except as described below.

Proposal 2(a): Director Authority To Classify and Reclassify Unissued Shares of
               the Fund

     This proposal would authorize the amendment of Article Fourth of the articles of incorporation of the Fund to permit the Board of Directors to classify or reclassify any unissued shares of capital stock of the Fund from time to time and thereby create one or more classes of capital stock of the Fund by setting or changing in any one or more respects the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption of such shares of stock. The Old Articles would be amended as may be necessary to effectuate the intent of this proposal and, in particular, Article Fourth to provide substantially as follows or as may otherwise be necessary:

         A. (i)    The aggregate number of shares of capital stock of all
    classes which the Corporation shall have the authority to issue is one hundred million (100,000,000) shares of common stock, having a par value of One Cent ($0.01) per share for all authorized shares, amounting to an aggregate par value of $1,000,000.

            (ii) Unless otherwise prohibited by law, so long as the Corporation is registered as an open-end investment company under the Investment Company Act, the Board of Directors shall have the power and authority, without the approval of the holders of any outstanding shares, to increase or decrease the total number of shares of capital stock or the number of shares of capital stock of any class that the Corporation has authority to issue.

           (iii) The Board of Directors of the Corporation shall have the power and authority, without the approval of the holders of any outstanding shares, to classify or reclassify any authorized but unissued shares of capital stock (whether or not such shares have been previously classified or reclassified) from time to time by setting or changing in any one or more respects the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms and conditions of redemption of such shares of stock.

     The Board of Directors has considered these proposed changes to the Old Articles, and concluded that they are necessary to provide the directors with the flexibility to make decisions regarding the Fund's share distribution and governance without incurring the delays and expenses associated with obtaining stockholder approval. For example, the New Articles will empower the board of directors to make timely strategic changes regarding distribution of the Fund's shares and with respect to corporate governance, which would benefit the existing stockholders by promoting:

    o The prospective economies of scale for all classes of the common stock of the Fund as the Fund's assets increase,

    o The ability to allocate to each particular class of common stock of the Fund expenses related solely to that particular class,

    o The improved ability to provide services focused separately on investors who elect to invest in certain classes, and

    o The increased availability of the Fund's shares of common stock to those potential investors who utilize intermediaries.

Proposal 2(b): Designation of Shareholder Vote Requirement

     This proposal will change the number of votes required to approve matters that must be authorized by the stockholders of the Fund. If you adopt the proposal, matters that must be submitted to the stockholders of the Fund may be approved upon the affirmative vote of no less than a majority of the stockholders, regardless of the proportion of favorable stockholder votes otherwise required under Maryland law. The New Articles will provide substantially as follows:

         Notwithstanding any provision of the Maryland General Corporation Law requiring a greater proportion than a majority of the votes of all shares of any Series or Classes of the Corporation's capital stock entitled to be cast in order to take or authorize any action, pursuant to Section 2-104(b)(5) of the Maryland General Corporation Law, the Corporation may take or authorize any such action upon the concurrence of a majority of the aggregate number of votes entitled to be cast thereon, subject to any applicable requirement of the Investment Company Act of 1940 as amended, and the rules and regulations promulgated thereunder, or orders of the SEC or any successor thereto.

     Section 2-10 of Maryland General Corporation Law, provides that a corporation may include in its articles of incorporation a provision that requires a lesser proportion of the votes of all classes or of any class of stock than the proportion that is prescribed by Maryland law, as long as the proportion is not less than a majority of all the votes entitled to be cast on the matter. This change to the Old Articles will contribute to streamlining the administration of the Fund.

Proposal 2(c): Designation of Quorum Requirements

     This proposal is recommended by the Board of Directors in connection with its ongoing attempt to streamline certain corporate governance functions by reducing the administrative costs associated with seeking stockholder approval of matters. If you approve this proposal, a provision will be added to the articles of incorporation of the Fund setting forth the number of shares of common stock that must be present at a meeting of stockholders (in person or by proxy) in order to establish a quorum for purposes of stockholder votes on matters presented to the stockholders for consideration. Currently, the bylaws of the Fund provide that the presence in person or by proxy of stockholders entitled to cast a majority of the votes at the meeting is required to establish a quorum. The New Articles will provide that the presence in person or by proxy of the holders of one-third of the shares of capital stock entitled to vote will constitute a quorum, in substantially the following form:

         The presence in person or by proxy of the holders of one-third of the shares of capital stock of the Corporation entitled to vote shall constitute a quorum at any meeting of shareholders, except with respect to any matter which by law requires the approval of one or more Series or Classes of capital stock in which case the presence in person or by proxy of the holders of one-third of the shares of capital stock of each Series or Class entitled to vote on the matter shall constitute a quorum. If at any meeting a quorum is not present or requested, the chairman of the meeting of the holders of a majority of the stock present or represented may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present or represented. At such adjourned meeting at which a quorum is present or represented, any business may be transacted which might have been transacted at the meeting as originally called.

     The quorum requirements are currently described in the bylaws of the Fund, which provide as follows:

         At any meeting of shareholders the presence in person or by proxy of shareholders entitled to cast a majority of the votes thereat shall constitute a quorum; but this section shall not affect any requirement under the statute or under the charter for the vote necessary for the adoption of any measure. If at any meeting a quorum is not present or requested, the chairman of the meeting of the holders of majority of the stock present or represented may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present or represented. At such adjourned meeting at which a quorum is present or represented, any business may be transacted which might have been transacted at the meeting as originally called.

     The increased number of stockholders in the Fund has made the solicitation process increasingly onerous. The Board of Directors believes that lowering the quorum requirement will make the process of submitting matters to a vote of the stockholders more efficient, by reducing the administrative costs associated with stockholder solicitations. If this proposal is approved, the number of shares required to establish a quorum will be lower, however, the Fund must nevertheless submit to all stockholders matters to be voted on by such holder's class.

     Under Maryland law, a corporation may set its quorum requirement at a number of votes that is less than a majority, if the lower quorum requirement is set forth in the articles of incorporation. Accordingly, the stockholders must approve the proposed change in order for the new quorum requirement to be added to the New Articles and to take effect in accordance with Maryland law. If this proposal is approved, the Board of Directors will adopt the New Articles with the proposed quorum provision included and amend the bylaws to remove the current quorum provision.

Proposal 2(d): Addition of an Indemnification Provision

     This proposal will add to the articles of incorporation a provision setting forth the Fund's commitment to indemnify its officers and directors. The New Articles will provide substantially as follows:

         The Corporation shall indemnify and advance expenses to its current acting and its former officers and directors to the fullest extent that indemnification of officers and directors is permitted by the Maryland General Corporation Law. The Board of Directors may, through the Bylaws, a resolution or by agreement, make further provisions for indemnification of directors, officers, employees and agents to the fullest extent permitted by the Maryland General Corporation Law and the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder. References to the Maryland General Corporation Law and the Investment Company Act of 1940, and the rules and regulations promulgated thereunder, in this Article X are to the law as from time to time amended. No amendment to the Articles of Incorporation of the Corporation shall affect any right of any person under this Article X based on any event, omission or proceeding prior to such amendment.

     The Board of Directors believes that it is in the best interest of the stockholders to set forth provisions regarding indemnification in its articles of incorporation. If this proposal is approved, the Board of Directors will amend the bylaws to remove the indemnification provision or amend the relevant bylaw provisions to mirror the provisions included in the New Articles. In no event, however, shall the proposed indemnification provision provide for indemnification to the extent that such indemnification is prohibited by law, including, without limitation, any indemnity prohibited by Section 17(i) of the Investment Company Act, which expressly prohibits the Fund from including in the agreement with its investment adviser any provision which protects the investment adviser against any liability to the Fund or the stockholders of the Fund if the investment adviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence, in the performance of his duties, or by reason of its reckless disregard of its obligations and duties under the agreement.

     After review of the information and representations provided them, the Board of Directors determined that the proposed changes to the Fund's articles of incorporation would be in the best interest of the Fund and its stockholders.

     THE BOARD OF DIRECTORS OF THE FUND, INCLUDING THE NON-INTERESTED DIRECTORS, UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE IN FAVOR OF THE AMENDMENT AND RESTATEMENT OF THE ARTICLES OF INCORPORATION OF THE FUND.

                                  PROPOSAL 3.
                  APPROVAL OF THE AMENDMENT OF THE BYLAWS OF
                          NICHOLAS INCOME FUND, INC.

     The Board of Directors recommends that you approve the amendment of the Fund's bylaws. Except as described herein, the Board of Directors does not expect the amendment to result in any material change to the day-to-day operations of the Fund.

    Currently, Section 8 of Article VII of the Fund's bylaws provides as follows:

         Section 8. Amendments. The board of directors shall have the power to alter or repeal any bylaws of the corporation and to make new bylaws, except that the board shall not alter or repeal any bylaw made by the shareholders and shall not alter or repeal Section 3 of Article III, Sections 2, 3, 6 and 7 of Article IV, Sections 3 through 8 of Article VI and Sections 6 through 8 of Article VII. The shareholders shall have the power at any meeting, if notice thereof be included in the notice of such meeting, to alter or repeal any bylaws of the corporation and to make new bylaws.

    The amended Section 8 will provide as follows:

         Section 8. Amendments.These bylaws may be adopted, amended or repealed by vote of the holders of a majority of the Corporation's shares, as defined in the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder, at any annual or special meeting of the stockholders at which a quorum is present or represented, provided that notice of the proposed amendment shall have been contained in the notice of the meeting. The Directors may adopt, amend or repeal any bylaw by majority vote of all of the Directors in office at any regular meeting of the Directors, or at any special meeting of the Directors if notice of the proposed bylaw, amendment or repeal shall have been included in the notice of such meeting.

     Certain sections of the Fund's current bylaws may not be amended without stockholder approval. This change gives the Board of Directors the ability to amend any bylaws of the Fund without incurring the expense and delay associated with obtaining stockholder approval. Accordingly, the Board of Directors will have greater flexibility to adapt the bylaws, where appropriate, to changes in the regulatory environment and in corporate governance norms. If the amendment is approved, the Board of Directors expects to change the bylaws in the near future to modernize them by amending certain provisions and removing other provisions that are unnecessarily included in the bylaws.

     The following table summarizes the sections of the bylaws which, in addition to Section 8 of Article VII, currently may not be changed by the Board of Directors without stockholder approval, but which may be changed without such approval in the future if the amendment to Section 8 is approved. We encourage you to read this summary in conjunction with the full text of the applicable bylaw provision which is set forth in Appendix A to this proxy statement.

Bylaw
Article/Section     Summary of Bylaw Provision
-----------------   ------------------------------------------------------------
Article III         Officers and Employees

Section 3           Section 3 of Article III describes the bonding requirements
Bonding applicable to certain officers and employees of the Fund who have access to the Fund's securities or accounts and provides that the bond coverage amounts be determined by the Board of Directors in compliance with the requirements of Section 17(g) of the Investment Company Act.

Bylaw
Article/Section         Summary of Bylaw Provision
---------------------   ---------------------------------------------------------------
Article IV              Restrictions on Compensation, Transactions and
                        Investments

Section 2               Section 2 of Article IV generally prohibits affiliated persons
Compensation and        of the Fund, as defined in the Investment Company Act,
Profit from             from (i) acting as agent, accepting from any source any
Purchases and Sales     compensation for the purchase or sale of any property or
                        securities to or for the Fund, or (ii) receiving from any
                        source a commission, fee or other remuneration for
                        effecting such transaction, except as permitted by Section
                        17(e) of the Investment Company Act. The Section further
                        prohibits the Fund's investment adviser from profiting
                        directly or indirectly from sales of the Fund's securities.

Section 3               Section 3 of Article IV prohibits affiliated persons of the
Transactions with       Fund, as defined in the Investment Company Act, from
Affiliated Persons      knowingly engaging in securities transactions with the
                        Fund, except as permitted by Sections 17(b), (c) or (d) of the Investment Company Act.

Section 6               Section 6 of Article IV generally prohibits the Fund from
Portfolio               purchasing, acquiring or retaining the following: (i)
Transactins             securities held by affiliates of the Fund, as defined in the
                        Investment Company Act; (ii) securities of an investment
                        company, insurance company, broker, dealer, underwriter
                        or investment adviser, (iii) voting securities of another
                        issuer, the acquisition or retention of which would result in circular or cross ownership, as defined in Section 20(c) of the Investment Company Act, or (iv) during the existence
                        of any underwriting or selling syndicate, any securities,
                        except stock of the Fund, a principal underwriter of which is an officer, director, investment adviser or employee of the Fund.

Section 7               Section 7 of Article IV sets forth limitations on the Fund's
General Business        investment activities which are similar to the investment
and Investment          restrictions described in the Fund's Statement of Additional
Activities              Information, which is filed with the SEC.

Bylaw
Article/Section       Summary of Bylaw Provision
-------------------   -----------------------------------------------------------------
Article VI            Accounts, Reports and Custodian

Section 3             Section 3 of Article VI sets forth the titles of the officers of
Preparation and       the Fund and describes certain duties of those officers with
Maintenance of        respect to the Fund's financial statements, accounts, books
Accounts, Records     and other documents.
and Statements

Section 4             Section 4 of Article VI requires that the Fund retain an
Auditors independent public accountant to examine, certify or report on its financial statements for any fiscal year and provides that, among other things, the selection of such accountant be approved by a majority of the entire Board of Directors within 30 days before or after the beginning of such fiscal year.

Section 5             Section 5 of Article VI requires that all of the Fund's
Custodian             securities, evidences of indebtedness and monies be
                      entrusted to the custody of one or more custodians or
                      depositaries, and sets forth certain qualifications applicable to the Fund's custodian and depositary.

Section 6             Section 6 of Article VI requires that the Fund's custodian be
Agreement with        engaged pursuant to a written agreement which complies
Custodian             with applicable law. It further sets forth certain terms that must be included in such an agreement regarding the
                      administration of the Fund's account.

Section 7             Section 7 of Article VI provides that the Fund's service
Termination of        agreement with its custodian must be terminable on
Custodian             60 days' notice in writing by the Board of Directors or the
Agreement             custodian and provides for the transfer of Fund securities, property and documents in the event of such a termination.

Section 8             Section 8 of Article VI sets forth the procedures applicable
Checks and            to the administration of all checks, drafts for the payment
Requisitions          of money, and promissory notes issued by or payable to
                      the Fund.

Bylaw
Article/Section     Summary of Bylaw Provision
-----------------   ---------------------------------------------------------------
Article VII         General Provisions

Section 6           Section 6 of Article VII provides that the Board of
Dividends           Directors may declare dividends on shares of the Fund at
                    any regular or special meeting, or by unanimous written
                    consent, and sets forth certain procedures to be followed in connection with such a declaration.

Section 7           Section 7 of Article VII provides for the indemnification by
Indemnification     the Fund of its directors or officers against expenses
                    (including judgments, amounts paid in settlement and fees and expenses of counsel and experts) actually and necessarily
                    incurred by any such officer in connection with the defense of any action, suit or proceeding in which he or she is made a party, or from any claim with which he or she is threatened by reason of his being or having been a director or officer of the Fund.

     If you approve this proposal, the Board of Directors does not anticipate that any future actions to amend or remove certain provisions from the bylaws will have a material impact on the daily operations of the Fund. You should keep in mind that many of the matters discussed in the bylaws are governed by the Investment Company Act and Maryland General Corporations Law and it is not anticipated that this regulatory scheme will be abandoned in the foreseeable future. All future actions taken by the Board of Directors to amend or remove an existing bylaw provision must be consistent with then applicable federal and state law.

     Following a review of the information and representations provided them, the Board of Directors determined that the proposed amendment to the Fund's bylaws would be in the best interest of the Fund and its stockholders.

     THE BOARD OF DIRECTORS OF THE FUND, INCLUDING THE NON-INTERESTED DIRECTORS, UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE IN FAVOR OF THE PROPOSED AMENDMENT TO THE BYLAWS OF THE FUND.

                                  PROPOSAL 4.
                  APPROVAL OF CHANGES TO CERTAIN FUNDAMENTAL
                          INVESTMENT RESTRICTIONS OF
                          NICHOLAS INCOME FUND, INC.

About The Fund's Investment Policies

     The Fund has adopted certain investment restrictions or policies that are "fundamental," meaning that as a matter of law they cannot be changed without stockholder approval. Restrictions and policies that the Fund has not designated as being fundamental policies are considered to be non-fundamental policies, which may be changed without stockholder approval. All mutual funds are required to adopt fundamental policies with respect to a limited number of matters.

Modernizing The Fund's Investment Policies

     The Board of Directors has reviewed the Fund's current fundamental policies and has concluded that certain policies should now be revised, removed or redesignated as non-fundamental in order to facilitate administration of the Fund. Some of the Fund's current investment policies and restrictions limit the portfolio manager from investing in a security that is both consistent with the investment objective of the Fund and is considered by the portfolio manager to be a good investment for the Fund. Furthermore, the Fund has adopted, in addition to those policies required by law, other policies, in many cases in response to certain regulatory, business and industry requirements that no longer prevail. Therefore, with these proposals the Board of Directors intends to provide the Fund with a set of investment restrictions that reflect the current legal and investment environments, and will not unnecessarily restrict the portfolio manager's investment discretion.

Conforming the Fund's Investment Policies

     The boards of directors of three other funds in the Nicholas fund family -- Nicholas Equity Income Fund, Inc., Nicholas II, Inc. and Nicholas Limited Edition, Inc. -- are recommending that similar changes be made to the investment restrictions of those funds. The purpose of these parallel proposals is to conform the policies among the four funds. The Board of Directors believes that these changes will promote administrative convenience and provide stockholders with increased investment flexibility. The effect of implementing these proposals should be to reduce the compliance burdens of monitoring, and ensuring compliance with, varying sets of policies among certain funds in the Nicholas fund family.

What You Should Consider

     We are asking you to vote on the changes recommended by the Board of Directors because the restrictions are fundamental and may be changed only with stockholder approval, as required by the Investment Company Act. The Board of Directors expects that you will benefit from these proposed changes to the Fund's fundamental investment restrictions in several ways, including, without limitation:

    o The proposed changes expand the range of investment opportunities and techniques available to manage the Fund's portfolio.

    o The Board of Directors will have additional flexibility to respond more quickly to new developments and changing trends in the marketplace when the Board of Directors determines that a response is both appropriate and prudent.

    o By minimizing the number of policies that can be changed only by stockholder vote, the Board of Directors will have greater flexibility to modify policies of the Fund, as appropriate, in response to changing markets and in light of new investment opportunities and instruments. The Fund will then be able to avoid the costs and delays associated with holding a stockholder meeting when making changes to investment policies that, at a future time, the Board of Directors consider to be in the best interest of the Fund.

    o The proposed changes to the Fund's investment restrictions are designed to produce a clearer, more concise and streamlined set of restrictions, which also will facilitate the compliance efforts of the Fund.

    o The boards of directors of the following Funds in the Nicholas fund family are making similar proposals to their stockholders: Nicholas Equity Income, Inc., Nicholas II, Inc. and Nicholas Limited Edition, Inc. We are optimistic that the changes will be well received by stockholders across the Nicholas family of funds.

     In order to fully benefit from the proposed changes, the Board of Directors may change some of the non-fundamental policies of the Fund, subject to stockholder approval of a change to the related fundamental policy. Although the adoption or modification of non-fundamental investment policies and restrictions does not require stockholder approval, we must provide you with notice when effecting such changes.

     Although the proposed changes will allow the Fund greater flexibility to respond to future investment opportunities, the Board of Directors does not anticipate that the changes, individually or in the aggregate, will result in a material change in the level of investment risk currently associated with investment in the Fund or the manner in which the Fund currently is operated.

Recommended Investment Policy Changes

     We are asking you to consider and approve the changes described below under Proposal 4(a) - (m).

Proposal 4(a): Investments Involving Options, Trading on Margin and Short
               Selling

               Current Fundamental Limitations:

                    The Fund may not write, purchase or sell puts, calls or combinations thereof or buy on margin or sell short.

               Recommendation and Reasons for Recommendation: We recommend removing this policy as a fundamental restriction, and adding amended policies on purchasing securities on margin and short selling to the Fund's non-fundamental restrictions, which would provide substantially as follows:

                    The Fund may not purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts, options on futures contracts, or other derivative instruments shall not constitute purchasing securities on margin.

                    The Fund may not sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, or unless it covers such short sale as required by the current rules and positions of the SEC or its staff, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

               This change will give the Board of Directors increased flexibility to accommodate evolving investment strategies in a dynamic regulatory environment. The Fund has no present intent to purchase securities on margin, or participate in short selling, except as permitted under the Investment Company Act. The amendment and reclassification of this policy means that the Fund's Board of Directors could in the future amend the policy without causing the Fund to incur the costs of stockholder approval if (i) the regulatory restrictions or the SEC staff's position changes and (ii) the Fund's Board of Directors and portfolio manager determine that such activities are consistent with the Fund's investment objective and investment strategy. The amendment would allow the Fund to participate in transactions involving puts, calls or combinations thereof to the extent that such investments are consistent with the Fund's objectives and strategies and applicable law. At a regular meeting of the Fund's Board of Directors, the directors adopted a resolution authorizing the Fund to participate in transactions involving derivatives, including options, subject to the limitations of the Investment Company Act. If this proposal is adopted, the Fund expects to engage in options trading consistent with the objectives of the Fund and the requirements of the Investment Company Act.

               There are several risks associated with transactions involving options on securities, purchases on margin and short selling. With respect to options, the use of puts and calls or combinations thereof involves certain investment risks and transaction costs to which the Fund might not be subject were such strategies not employed, including, without limitation, (1) dependence on the ability of the portfolio manager to predict movements in the prices of individual securities, fluctuations in the general securities markets or market sectors; (2) imperfect correlation between movements in the price of the securities used for cover; (3) the fact that skills and techniques needed to trade options are different from those needed to select the securities in which the Fund invests; (4) lack of assurance that a liquid secondary market will exist for any particular option at any particular time, which may affect the Fund's ability to establish or close out a position; and (5) possible impediments to effective portfolio management or the ability to meet current obligations caused by the segregation of a large percentage of the Fund's assets to cover its obligations. In addition, options may be more volatile than the underlying securities, making options, on a percentage basis, subject to greater fluctuation than an investment in the underlying securities. Accordingly, an increase in option transactions by the Fund may contribute to greater volatility in the price of the Fund's shares and Fund losses. With respect to purchases on margin and short selling, the use of leverage in connection with such transactions may expose the Fund to an increased risk of loss.

               Removal of this fundamental investment restriction is expected to reduce administrative burdens, facilitate efficient monitoring of portfolio compliance and give the Fund maximum flexibility to respond to changes in the regulatory and economic environments.

Proposal 4(b): Making Loans

               Current Fundamental Limitations:

                    The Fund may not lend money, except for:

                        a. The purchase of a portion of an issue of publicly
                           distributed debt securities;

                        b. The purchase of bank certificates of deposit or
                           commercial paper;

                        c. The purchase of debt securities issued by the U.S.
                           Treasury or by other federal agencies,
                           instrumentalities or corporations with a simultaneous resale of such securities to the seller for later delivery (on an agreed upon later date or indefinitely), in an amount not to exceed 20% of the total assets, taken at market, of the Fund. Repurchase agreements maturing in more than seven days are considered illiquid assets; or

                        d. The purchase of a portion of bonds, debentures, or
                           other debt securities of types commonly distributed in private placements to financial institutions, the amount of which is subject to the Fund's operating policy regarding illiquid securities.

               Recommendation and Reasons for Recommendation: We recommend amending this policy to provide as follows:

                    The Fund may not make loans of money or securities, except that the Fund may lend money through the purchase of permitted investments, including repurchase agreements, and may lend its portfolio securities subject to the applicable percent of net assets prescribed by the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder, currently an amount not exceeding 331/3% of the value of the Fund's total assets.

               The Investment Company Act requires that the Fund adopt a fundamental policy with respect to making loans. These changes would afford the Fund the maximum flexibility to make loans to the extent permitted under the Investment Company Act. In the event that the Fund increases its loan activities, the Fund could experience an increased risk of loss, including, without limitation, interest rate risk and risk of default. The Fund has no current plans to change its investment strategies relating to lending activities.


Proposal 4(c): Real Estate and Commodity Investment

               Current Fundamental Limitations:

                    The Fund may not purchase or sell real estate or interests in real estate, commodities or commodity futures. The Fund may invest in the securities or real estate investment trusts and other real estate-based securities (including securities of companies whose assets consist substantially of real property and interests therein) listed on a national securities exchange or authorized for quotation on NASDAQ, but not more than 10% in value of the Fund's total assets will be invested in real estate investment trusts nor will more than 25% in value of the Fund's total assets be invested in the real estate industry in the aggregate.

               Recommendation and Reasons for Recommendation: We recommend amending this policy to provide, in the form of two separate policies, as follows:

                    o The Fund may not purchase or sell real estate unless as a result of ownership of securities or other instruments, but this shall not prevent the Fund from investing in securities of other instruments backed by real estate or interests therein or in securities of companies that deal in real estate or mortgages.

                    o The Fund will not purchase physical commodities or
                      contracts relating to physical commodities.

               This change clarifies the Fund's policies with respect to real estate investment and investment in commodities. Currently, the policies are set forth in a single policy statement. We believe that designating separate policy statements facilitates investor reference when considering a new or continued investment in the Fund.

               The proposed investment restrictions are similar to the current policies. The change to the real estate investment policy makes clear that the Fund may invest in financial derivatives contracts and options on financial derivatives contracts, or companies that operate in the real estate industry, any of which may be illiquid securities.

               It is not currently expected that the Fund will materially change its investment strategies as they relate to real estate or interests therein. Thus, it is not anticipated that the proposed amendments to the investment restriction relating to real estate would involve additional material risk at this time other than certain risks inherent to investments in real estate, such as relative illiquidity, difficulties in valuation, and greater price volatility. The change to the commodities investment policy clarifies the Fund's ability to invest in financial derivatives contracts and options on financial derivatives contracts, but not traditional commodities or commodity contracts.

               The Fund has no current plans to change its strategies regarding investments in real estate or commodities. However, the amendment of the existing policy is expected to reduce administrative burdens, facilitate efficient monitoring of portfolio compliance and give the Fund maximum flexibility to respond to changes in the economic and regulatory environment.

Proposal 4(d): Borrowing and Issuing Senior Securities

               Current Fundamental Limitations:

                    The Fund may not borrow money, except, as a temporary measure for extraordinary or emergency purposes and not for investment purposes, the Fund may borrow from banks up to 10% of its total assets taken at cost.

                    The Fund may not issue senior securities in violation of the 1940 Act, as amended.

               Recommendation and Reasons for Recommendation: We recommend amending and combining these two policies to provide as follows:

                    The Fund may not borrow money or issue any class of senior securities, except to the extent permitted by the Investment Company Act of 1940, as amended and the rules and regulations promulgated thereunder, currently 33 1/3% of the net assets of the Fund and any exemptive relief obtained by the Fund.

               With this change, the Fund would have the maximum flexibility to borrow money and issue senior securities to the extent permitted under the Investment Company Act, if the Fund's adviser and the Board of Directors determine that such borrowing is in the best interests of the Fund and is consistent with both the Fund's investment objective and with the requirements of the Investment Company Act. This proposal is recommended to clarify that the Fund has the ability to borrow money and issue senior securities to the full extent consistent with law or regulatory interpretation. If this proposal is approved, the Fund will be permitted to borrow money in any manner consistent with the Investment Company Act, which may include the use of reverse repurchase agreements, purchases of securities on margin, and other leveraging techniques.

               If this proposal is approved, the Fund will have greater borrowing capacity, but will remain subject to the limitations of the Investment Company Act and the SEC's interpretations thereof. Should the Fund elect in the future to borrow amounts in excess of what it currently borrows under the present investment restriction, the volatility of the Fund's net asset value may increase. In addition, money borrowed would be subject to interest and other costs. These costs may exceed the gain on securities purchased with borrowed Funds.

               In conjunction with the proposed modification to the Fund's fundamental policies on borrowing, the Board of Directors anticipates that it will amend or adopt a non-fundamental investment policy with regard to borrowing, subject to receipt of stockholder approval of this Proposal 4(d). Such a policy would likely provide that the Fund may (i) borrow from banks for temporary or emergency purposes or for investment purposes, and
               (ii) make other investments or engage in other transactions permissible under the Investment Company Act, which may involve a borrowing, including borrowing through reverse repurchase agreements, provided that the combination of (i) and (ii) not exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed), less the Fund's liabilities (other than borrowings). The adoption of such a policy would not necessitate a change in the Fund's anticipated borrowing activity.

               The Fund has no current plans to change its strategies regarding borrowing and issuing senior securities. However, the removal of the existing policy is expected to reduce administrative burdens, facilitate efficient monitoring of portfolio compliance and give the Fund maximum flexibility to respond to changes in the economic and regulatory environment.

Proposal 4(e): Investing for Management or Control

               Current Fundamental Limitations:

                    The Fund may not invest for the purpose of exercising control or management of any company.

               Recommendation and Reasons for Recommendation: We recommend removing the policy on control and management. Applicable law currently does not require that the Fund have a policy on investing for control or management, unless the Fund intends to invest for the purpose of exercising control or management of another company. If this proposal is approved, the Fund currently does not expect to change its investment strategy with respect to such investments. The removal of the existing policy is expected to reduce administrative burdens, facilitate efficient monitoring of portfolio compliance and give the Fund maximum flexibility to respond to changes in the economic and regulatory environment.

Proposal 4(f): Issuer Diversification

               Current Fundamental Limitations:

                    The Fund may not purchase the securities of any one issuer, except securities issued or guaranteed by the United States, or its instrumentalities or agencies, if immediately after and as a result of such purchase (a) the market value of the holdings of the Fund in the securities of such issuer exceed 5% of the market value of the Fund's total assets, or (b) the Fund owns more than 10% of the voting securities of such issuer.

               Recommendation and Reasons for Recommendation: We recommend amending this policy as follows:

                    The Fund may purchase the securities of any one issuer only to the extent that such purchases are consistent with the Fund's classification as a "diversified company" as defined by the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder, which currently provide that, with respect to at least 75% of the Fund's total assets, the Fund may not (a) invest more than 5% of the value of such assets in the securities of any one issuer, or

                    (b) invest in more than 10% of the voting securities of any one issuer.

                An investment company must classify itself as either "diversified" or "non-diversified" under the Investment Company Act. The Fund has elected to be classified as a diversified Fund. This means that its assets are subject to stricter limits on the amount of assets that can be invested in any one issuer. The amended policy reflects the current diversification requirements of the Investment Company Act. In addition, it gives the Fund flexibility to adjust its policy in the event that the Investment Company Act requirements change in the future.

Proposal 4(g): Industry Concentration

               Current Fundamental Limitations:

                    The Fund may not concentrate its investment in particular industries, with the exception of electric companies and systems.

               Recommendation and Reasons for Recommendation: We recommend amending this policy as follows:

                    The Fund will not concentrate its investments in any particular industry. Whether the Fund is concentrating in an industry shall be determined in accordance with the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder, and any exemptive relief obtained by the Fund.

               The Investment Company Act requires that each fund adopt a fundamental policy regarding industry concentration. The proposed fundamental policy is substantially similar to the current policy and is expected to reduce administrative burdens, facilitate efficient monitoring of portfolio compliance and give the Fund maximum flexibility to respond to changes in the economic and regulatory environment. If adopted by the stockholders, this policy is not expected to alter the investment practices of the Funds. Currently, the Fund does not concentrate its investments in a single industry and has no current plans to change this investment strategy.

Proposal 4(h): Ownership of Related Party Securities

               Current Fundamental Limitations:

                    The Fund may not purchase or retain the securities of any issuer if an officer or director of the Fund or its Adviser individually owns more than one-half of one percent (1/2 of 1%) of the securities of such issuer and, as a group, such persons own more than 5% of the securities of such issuer.

               Recommendation and Reasons for Recommendation: We recommend removing this policy. This restriction, which was previously required by state blue sky laws, is no longer required.


Proposal 4(i): Pledging of Fund Assets

               Current Fundamental Limitations:

                    The Fund may not mortgage, pledge, hypothecate, or in any manner transfer, as security for indebtedness, any securities owned or held by the Fund.

               Recommendation and Reasons for Recommendation: We recommend removing this policy. This restriction, which was previously required by state "blue sky" laws, is no longer required. Although the Fund does not currently intend to change its practices with respect to pledging or otherwise encumbering its assets, the Board of Directors believes it would be in the best interests of the Fund to reserve the flexibility to permit the Fund to engage in these practices to the extent permitted by applicable law.

               Pledging or otherwise encumbering Fund assets entails certain risks. For instance, the Fund could incur costs or encounter delays in recovering the assets pledged or, in the event of the insolvency of the pledgee, the Fund might not be able to recover some or all of the pledged assets. If the removal of the policy is approved, the Fund's ability to pledge its assets will continue to be limited by the Investment Company Act and the fundamental restriction on lending.

Proposal 4(j): Participation in Joint Trading Accounts

               Current Limitations:

                    The Fund may not participate on a joint or joint and several basis in any securities trading account.

               Recommendation and Reasons for Recommendation: We recommend removing this policy. This change will give the Board of Directors increased flexibility to accommodate evolving investment strategies in a dynamic regulatory environment. The Fund has no present intent to participate in joint trading accounts, except as permitted under the Investment Company Act and current regulations. The SEC staff's current position, with limited exceptions, prohibits mutual funds from engaging in such activities. The removal of this policy means that the Fund's Board of Directors could in the future amend the policy without causing the Fund to incur the costs of stockholder approval if
               (i) the regulatory restrictions or the SEC staff's position changes and (ii) the Board of Directors and portfolio manager determine that such activities are consistent with the Fund's investment objective and investment strategy.

               The Board does not anticipate that eliminating this fundamental investment policy will result in any additional material risk to the Fund at this time. If this proposal is approved, the Fund will continue to be subject to the limitations of the Investment Company Act, or any rule, SEC staff interpretation, or exemptive orders granted under the Investment Company Act.

               Removal of this investment limitation is expected to reduce administrative burdens, facilitate efficient monitoring of portfolio compliance and give the Fund maximum flexibility to respond to changes in the regulatory and economic environments. The Fund has no current plans to participate in joint trading accounts, except as permitted by the Investment Company Act.

Proposal 4(k): Investment in Registered Investment Companies

               Current Fundamental Limitations:

                    The Fund may not purchase securities of other registered investment companies, except where no sales charge or commission is incurred.

               Recommendation and Reasons for Recommendation: We recommend amending this policy to provide as follows:

                    The Fund may not purchase securities of other registered investment companies, except to the extent permitted under the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder, and any exemptive relief obtained by the Fund.

               We further recommend reclassifying the amended policy as a non-fundamental policy. The Fund is not required to have a fundamental investment restriction on investing in other investment companies, however, the Fund is subject to certain restrictions under the Investment Company Act. If you approve the reclassification of the policy, the Board of Directors could in the future amend the restriction if, for example, the Investment Company Act limitations change, without the Fund incurring the costs of stockholder approval.

               If the amendment and reclassification of this policy is approved and in the event the Fund elects to invest in another investment company in accordance with applicable law, such an investment may involve indirect expenses to the Funds' stockholders because they will be subject to the expenses of the investment company in which the Fund invests in addition to the expenses of the Fund. The Fund does not have current plans to make significant investments in other investment companies.

Proposal 4(l): Underwriting Activities

               Current Fundamental Limitations:

                    The Fund may not act as an underwriter of securities of other issuers.

               Recommendation and Reasons for Recommendation: We recommend amending this policy to provide as follows:

                    The Fund will not act as an underwriter of securities of other issuers, except as permitted by the Investment Company Act of 1940, as amended, and the rules and regulations thereunder or pursuant to an exemptive order granted by the SEC; provided that this restriction does not prevent the Fund from engaging in transactions involving the acquisition, disposition or resale of portfolio securities, regardless of whether the Fund may be considered an underwriter under the Securities Act of 1933, as amended, and does not prevent the Fund from selling its own shares.

               The proposed fundamental restriction is substantially similar to the current restriction. The recommended revision is merely to clarify the limitations on underwriting activities and provide the Fund with the maximum flexibility that is available under applicable law. For example, the proposed policy states that the Fund may sell its own shares without being deemed an underwriter. It is not anticipated that adoption of this proposal would involve additional risks to the Fund, as the proposed underwriting policy is not expected to affect the way the Fund is managed. The Fund has no plans to engage in unlawful underwriting activities.

Proposal 4(m): Investment in "Unseasoned Companies"

               Current Fundamental Limitations:

                    The Fund may not invest in companies having a record of less than three years' continuous operation.

               Recommendation and Reasons for Recommendation: We recommend removing this policy from the Fund's fundamental restrictions. This restriction, which was previously required by state blue sky laws, is no longer required under state laws. This change would give the Fund added flexibility to effect investment strategies by widening the range of investments the Fund may pursue, subject to the limitations of the Investment Company Act.

               Investments in the shares of issuers that do not have operating histories longer than 3 years may involve certain risks. Such companies may not have experience in operating through prolonged periods of difficulty and, as a result, the price of their shares may be subject to more erratic market movements than the shares of companies that have longer operating histories. Currently the Fund does not invest a significant amount in unseasoned companies, and the Fund has no current plans to change this practice.

               Removal of this fundamental investment restriction, which is currently not required by applicable law, is expected to reduce administrative burdens, facilitate efficient monitoring of portfolio compliance and give the Fund maximum flexibility to respond to changes in the regulatory and economic environments. The Fund has no current plans to acquire significant positions in unseasoned companies.

     THE BOARD OF DIRECTORS OF THE FUND, INCLUDING THE DISINTERESTED DIRECTORS, UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS OF THE FUND VOTE IN FAVOR OF PROPOSALS 4(a) - 4(m).

                                  PROPOSAL 5.
                      RATIFICATION OF THE APPOINTMENT OF
                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
                                      OF
                          NICHOLAS INCOME FUND, INC.

     The Board of Directors, including each of the non-interested directors, has unanimously approved the selection of Deloitte & Touche LLP ("Deloitte") as the independent registered public accounting firm of the Fund for the fiscal year ending December 31, 2004 and hereby seeks stockholder ratification of such selection. Representatives of Deloitte are expected to be present at the Special Meeting, will be given the opportunity to make a statement if they so desire and are expected to be available to respond to appropriate questions.

    AUDIT FEES. The aggregate fees billed to the Fund for each of the last two fiscal years for professional services rendered by Deloitte for the audit of the Fund's annual financial statements and services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $15,718.00 and $15,900.00 for fiscal years 2002 and 2003, respectively.

    AUDIT-RELATED FEES. In each of the last two fiscal years, the Fund was billed no fees for assurance and related services by Deloitte that were reasonably related to the performance of the audit or review of the Fund's financial statements and were not reported under "Audit Fees."

    TAX FEES. The aggregate fees billed to the Fund in each of the last two fiscal years for professional services rendered by Deloitte for tax compliance, tax advice, and tax planning are $7,294.00 and $2,600.00 for fiscal years 2002 and 2003, respectively. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments,
    (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held. None of such fees required approval by the Board of Directors pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

    ALL OTHER FEES. There were no fees billed to the Fund in each of the last two fiscal years for products and services provided by Deloitte, other than the services reported at "Audit Fees", "Audit-Related Fees", and "Tax Fees" above, for fiscal years 2002 and 2003, respectively. Accordingly, no approval of the Fund's Board of Directors was required pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

     The following table summarizes the fees billed by Deloitte to the Fund and the Fund's adviser, Nicholas Company, Inc., rendered during the two most recent fiscal years and percentage of such fees approved by the board of directors:

                                    Audit         Audit-Related          Tax         All Other
                                     Fees              Fees             Fees           Fees
                               ---------------   ---------------   --------------   ----------
Fiscal 2002
  Nicholas Company .........            $0             $0                   $0           $0
  Nicholas Income ..........    $15,718.00             $0            $7,294.00           $0
  Percent Approved .........           100%             0%                 100%           0%
Fiscal 2003
  Nicholas Company .........            $0             $0                   $0           $0
  Nicholas Income ..........    $15,900.00             $0            $2,600.00           $0
  Percent Approved .........           100%             0%                 100%           0%

     The percentage of hours expended on the principal accountant's engagement to audit the Fund's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

     Because there were no non-audit services rendered to the Fund's adviser by Deloitte or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Fund that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, the Board of Directors has not considered whether the provision of such non-audit services is compatible with maintaining the principal accountant's independence because there were no non-audit services rendered by Deloitte to the Fund's adviser or such other entities.

     The Board of Director has not adopted pre-approval policies and procedures as described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. It is the Board of Directors intent that with respect to all audit and non-audit services outside the scope of the engagement letter entered into between the Fund and Deloitte be subject to pre-approval by the Board of Directors.

     THE BOARD OF DIRECTORS OF THE FUND, INCLUDING THE DISINTERESTED DIRECTORS, UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS OF THE FUND VOTE IN FAVOR OF THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

                                 OTHER MATTERS

     The Board of Directors is not aware of any matters that will be presented for action at the Special Meeting other than the matters set forth herein. Should any other matters requiring a vote of stockholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the Fund.

                  ADDITIONAL INFORMATION REGARDING DIRECTORS OF
                           NICHOLAS INCOME FUND, INC.

Director Security Ownership and Compensation

     The table below sets forth (i) the aggregate dollar range of shares owned beneficially by each director or nominee of the Fund and (ii) the aggregate dollar range of shares beneficially owned by each director or nominee of the other mutual funds that Nicholas Company, Inc. advises which are overseen by such director or nominee as of the Record Date.

                                                            Aggregate Dollar Range of Equity
                                                              Securities in All Registered
                                                             Investment Companies Overseen
                                 Dollar Range of Equity     by Director or Nominee in Family
Name of Director or Nominee      Securities in the Fund         of Investment Companies
-----------------------------   ------------------------   ---------------------------------
Robert H. Bock ..............         $1-$10,000                     Over $100,000
Timothy P. Reiland ..........            None                      $50,001-$100,000
David O. Nicholas ...........        Over $100,000                   Over $100,000
Jay H. Robertson ............        Over $100,000                   Over $100,000

     The Fund pays each non-interested director a per meeting fee of $1,000 for meetings of the Board of Directors or committees of the Board of Directors attended by the director. Except for travel and out-of-pocket expenses, the non-interested directors do not receive any other form of compensation from the Nicholas fund complex. All other directors and officers of the Fund are compensated by Nicholas Company in accordance with its advisory agreement with the Fund.

     The following table sets forth the compensation received by each non-interested director from the Fund during its most recently completed fiscal year, as well as the total compensation received by each director from all of the funds in the Nicholas fund complex during the most recently completed fiscal year. Since none of the Fund's officers or interested directors, as defined by the Investment Company Act, are compensated by the Fund, only the non-interested directors of the Fund are listed in the table. As noted earlier, officers and interested directors of the Fund are compensated by Nicholas Company, the investment adviser to the Fund. The Fund does not currently provide any pension or retirement benefits for its directors.

                                           Pension or                      Total         Number of
                                           Retirement     Estimated     Compensation    Portfolios
                             Aggregate      Benefits       Annual        From Fund        in Fund
                           Compensation    Accrued As     Benefits        and Fund        Complex
                               From       Part of Fund      Upon        Complex Paid     Overseen
Name                        the Fund(1)     Expenses     Retirement   to Directors(1)   by Director
------------------------- -------------- -------------- ------------ ----------------- ------------
Robert H. Bock(2) .......  $4,000.00          $0             $0          $17,200.00         5
Jay H. Robertson(2) .....  $4,000.00          $0             $0          $15,700.00         5

----------------
(1) The Fund's last completed fiscal year ended December 31, 2003.
(2) During the fiscal year ended December 31, 2003, the Fund and other funds in the Nicholas family of funds (i.e., those funds which also have Nicholas Company, Inc. as its investment adviser, namely Nicholas Fund, Inc., Nicholas II, Inc., Nicholas Liberty Fund (a series of the Nicholas Family of Funds, Inc.), Nicholas Limited Edition, Inc., Nicholas Money Market Fund, Inc. and Nicholas Equity Income Fund, Inc.) compensated those directors who are not "interested persons" of the Adviser in the form of meeting attendance fees. During the year ended December 31, 2003, the Fund compensated the disinterested directors at a rate of $1,000 per director per meeting attended. The disinterested directors did not receive any other form or amount of compensation from the Nicholas family of funds during the fiscal year ended December 31, 2003, except for meeting attendance fees paid to such directors in connection with their attendance at meetings of the boards of directors of other funds within the Nicholas Fund complex on which they serve as directors.

Audit Committee Financial Expert

     The Fund's Board of Directors has determined that no member of the Board of Directors is an audit committee financial expert as that term is defined for purposes of this item. The Board of Directors routinely holds its meetings with the other six funds in the Nicholas complex, there is substantial overlap in the boards of each of those funds, independent registered public accounting firm for funds in the Nicholas complex make presentations jointly to the boards of the funds which they audit and three of those funds have the same auditor as the Fund. The boards of directors of five of those other funds in the Nicholas fund family have determined that one of their members meets the definition of audit committee financial expert; however, that person is not a director of the Fund but is a director nominee. The Fund believes that the joint meetings and presentations with the other funds in the Nicholas complex and the availability and presence of the board member of other funds in the Nicholas complex who is an audit committee financial expert gives the Fund some of the benefit.

Committees of the Board of Directors

     The full Board of Directors serves as the Fund's audit committee. The Board of Directors believes that the three-member board, which is comprised of two non-interested directors, is well positioned to review and oversee the Fund's financial reporting process, internal controls and independent registered public accounting firm. When appropriate, the independent directors of the Fund meet in executive session and provide recommendations to the full Board of Directors. From time to time the Board of Directors reviews the ability of the full board to effectively carry out the audit committee functions which it performs. If in the future, the Board of Directors determines that it can no longer perform effectively in this capacity or that it would be in the best interest of the stockholders to form a standing audit committee, it will undertake the necessary action to designate a standing audit committee.

     The Fund does not have a standing nominating committee. The non-interested directors function as the Fund's nominating committee (the "Nominating Committee"). Among other things, the Nominating Committee screens and selects candidates for nomination to the Board of Directors. When considering a nominee, the Nominating Committee looks for certain qualities, including, without limitation, business experience, high ethical standards and an understanding of financial instruments and markets. The Fund currently does not have a formal policy regarding stockholder recommendations for director candidates. In the past, stockholders of the Fund have not submitted or inquired about submitting recommendations for director candidates. The Fund expects that the Nominating Committee would consider any such director nominees submitted during a period when there is a vacancy on the Board of Directors. As part of its ongoing review of the Fund's corporate governance policies and procedures, the Board of Directors expects to consider the appropriateness of adopting a formal policy for stockholder director nominations in the future.

     During the fiscal year ended December 31, 2003, the Board of Directors held a total of four regular meetings. Each of the directors attended 75% or more of (i) the total number of meetings of the Board of Directors held during the period and (ii) the meeting of the Board of Directors held by committees of the Board of Directors on which he served during the period.

Communications With Directors

     Stockholders wishing to send communications to the Board of Directors may communicate with members of the Boards of Directors by submitting a written communication directed to the Board of Directors in care of the Fund's secretary at the address provided in the Fund's prospectus.

               EXECUTIVE OFFICERS OF NICHOLAS INCOME FUND, INC.

     The executive officers of the Fund are appointed to serve for terms of one year and until their respective successors are chosen and qualified. The executive officers of the Fund are:


                                                 Position(s)                Length of
Officer Name(1)                                Held with Fund              Time Served
----------------------------------   ----------------------------------   ------------
David O. Nicholas(2)(4) ..........   President & Co-Portfolio Manager         9 years
Albert O. Nicholas(3)(4) .........   Executive Vice President                27 years
David L. Johnson(4) ..............   Executie Vice President                 22 years
Thomas J. Saeger .................   Executive Vice President                27 years
Jeffrey T. May ...................   Senior Vice President,                  10 years
                                      Treasurer and Secretary
Lawrence J. Pavelec ..............   Co-Portfolio Manager and                  1 year
                                      Senior Vice President
Candace L. Lesak .................   Vice President                          17 years

----------------
(1) "Interested persons" of Nicholas Company, the investment adviser to the Fund, as that term is defined in the Investment Company Act.
(2) Mr. David O. Nicholas is President and a director of Nicholas Company,
    Inc.
(3) Mr. Albert O. Nicholas is Chief Executive Officer and a director of the investment adviser and owns 97% of the outstanding voting securities of the investment adviser.
(4) Mr. David O. Nicholas is the son of Mr. Albert O. Nicholas. Mr. David L. Johnson is the brother-in-law of Mr. Albert. O. Nicholas.

     The principal occupations during the last five years and other business experience for each executive officer of the Fund (other than persons who also serve, or have been nominated to serve, as directors, whose background information may be found in Proposal 1) are set forth below. Unless indicated, all positions have been held for more than five years. Compensation paid to the executive officers of the Fund is paid by Nicholas Company pursuant to the terms of the Investment Advisory Agreement between the Fund and Nicholas Company. No executive officer receives any compensation from the Fund.

     DAVID L. JOHNSON, Age 62. Mr. Johnson has been Executive Vice President of Nicholas Company, Inc., the investment adviser to all of the Nicholas funds, and has been employed by Nicholas Company, Inc. since 1980. He is a Chartered Financial Analyst.

     CANDACE L. LESAK, Age 46. Ms. Lesak has been an employee of Nicholas Company, Inc. since February 1983. She is a Certified Financial Planner.

     JEFFREY T. MAY, Age 48. Mr. May has been Senior Vice President, Treasurer and Compliance Officer of Nicholas Company, Inc. and has been employed by Nicholas Company, Inc. since July 1987. He is a Certified Public Accountant.

     ALBERT O. NICHOLAS, Age 73. Mr. Albert O. Nicholas is the Chief Executive Officer and Chairman of the Board of Directors of Nicholas Company, Inc. the investment adviser to all of the Nicholas funds and employed by the adviser since 1968. He has been Co-Portfolio Manager for, and primarily responsible for the day-to-day management of the portfolios of the Nicholas Fund, Inc. and Nicholas Equity Income Fund, Inc. since July 2001. He formerly was the sole Portfolio Manager of these funds since the time the adviser managed them. He was the Co-Portfolio Manager of Nicholas Income Fund, Inc. from April 2001 to April 2004. He is a Chartered Financial Analyst.

     LAWRENCE J. PAVELEC, Age 45. Mr. Pavelec has been Senior Vice President of Nicholas Company, Inc., and has been employed by Nicholas Company, Inc. since April 1, 2003. He has been Co-Portfolio Manager for, and primarily responsible for the day-to-day management of the portfolio of the Fund since April 2003. He was a portfolio manager for Brandes Investment Partners from 1999 to April 2003. He is a Certified Financial Analyst.

     THOMAS J. SAEGER, Age 60. Mr. Saeger has been Executive Vice President and Assistant Secretary of Nicholas Company, Inc., and has been employed by Nicholas Company, Inc. since May 1969. He is a Certified Public Accountant.

                 SECURITY OWNERSHIP OF MANAGEMENT AND PRINCIPAL
                                  STOCKHOLDERS

Ownership of the Fund

     Beneficial Ownership of More Than Five Percent

     Set forth below are the names and addresses of all holders of the Fund's common stock who, as of the record date, are known by the Fund to beneficially own 5% or more of the Fund's outstanding shares of common stock.

                                                           Number of
Name and Address of Beneficial Owner                        Shares        Percentage
------------------------------------                  ------------------ -----------
    Albert O. Nicholas ..............................     7,321,221.427      14.35%
    700 North Water Street, Suite 1010
    Milwaukee, Wisconsin 53202

    Nancy J. Nicholas ...............................     6,112,513.269      11.98%
    700 North Water Street, Suite 1010
    Milwaukee, Wisconsin 53202

    National Financial Services Corporation .........     2,573,054.448       5.04%
    for the Exclusive Benefit of our Customers
    1 World Financial Center
    200 Liberty Street
    New York, New York 10281

                                              Number of
Name and Address of Beneficial Owner           Shares        Percentage
------------------------------------     ------------------ -----------
    Nicholas Family Foundation .........     2,559,638.193      5.02%
    700 North Water Street, Suite 1010
    Milwaukee, Wisconsin 53202

     Ownership of the Fund's Shares by Directors and Executive Officers

     The following table sets forth information regarding beneficial ownership of the Fund's outstanding shares as of the record date by (i) directors and executive officers of the Fund; and (ii) directors and executive officers of the Fund as a group. With the exception of Albert O. Nicholas, as of August 12, 2004, each director and officer of the Fund owned less than 1% of the outstanding shares of the Fund.

                                                         Number of Shares
Name of Beneficial Owner                              Beneficially Owned(1)     Percentage
--------------------------------------------------   -----------------------   -----------
    David O. Nicholas(3) .........................           201,052                  *
    David L. Johnson .............................            90,901                  *
    Lawrence J. Pavelec ..........................            77,424                  *
    Jay H. Robertson .............................            51,637                  *
    Thomas J. Saeger .............................            35,548                  *
    Robert H. Bock ...............................             2,818                  *
    Candace L. Lesak .............................              None                  *
    Jeffrey T. May ...............................              None                  *
    Timothy P. Reiland ...........................              None                  *
    Directors and Officers As a Group(2) .........           459,380               0.90%

----------------
(1) Full shares beneficially owned as of the record date.
(2) Does not include shares beneficially owned by Albert O. Nicholas, Nancy J. Nicholas, Mr. Albert O. Nicholas' wife, or the Nicholas Family Foundation, which are listed in the table of owners of 5% or more of the outstanding shares of the Fund.
(3) Director deemed to be "interested person" of the Fund for purposes of the Investment Company Act.
  * Less than 1%

                   INFORMATION ABOUT THE INVESTMENT ADVISER

     Nicholas Company, Inc., located at 700 North Water Street, Suite 1010, Milwaukee, Wisconsin 53202, is the Fund's investment adviser. The Adviser furnishes the Fund with continuous investment service and is responsible for overall management of the Fund's business affairs, subject to supervision by the Fund's Board of Directors. The Adviser is the investment adviser to six other mutual funds and to approximately 15 institutions and individuals with substantial investment portfolios. The other funds it advises are Nicholas Fund, Inc., Nicholas II, Inc.,

Nicholas Liberty Fund (a series of the Nicholas Family of Funds, Inc.), Nicholas Limited Edition, Inc., Nicholas Money Market Fund, Inc. and Nicholas Equity Income Fund, Inc. The current directors of Nicholas Company are Albert O. Nicholas, David O. Nicholas and David E. Leichtfuss.

                   INFORMATION ABOUT THE PORTFOLIO MANAGERS

     The table below summarizes the business experience during the past five years of the current portfolio managers of the Fund.

Portfolio Managers                             Nicholas Funds Managed
------------------                             ----------------------
David O. Nicholas (Age 43)                     Nicholas Fund
President, Chief Investment Officer and        Nicholas II
Director, Nicholas Company, Inc., the          Nicholas Limited Edition
investment adviser to all of the Nicholas      Nicholas Equity Income Fund
funds, and employed by the adviser since       Nicholas Income Fund
1986. He has been Portfolio Manager for,
and primarily responsible for the day-to-
day management of the portfolios of
Nicholas II and Nicholas Limited Edition
since March 1993. He also has been Co-
Portfolio Manager of Nicholas Fund since
November 1996 and of Nicholas Income
Fund since April 2001 and Nicholas Equity
Income Fund since July 2001. He is a
Chartered Financial Analyst.

Lawrence J. Pavelec (Age 45)                   Nicholas Income Fund
Senior Vice President, Nicholas Company,
Inc., the Adviser to all of the Nicholas
funds, and employed by the Adviser since
April 2003. He has been Co-Portfolio
Manager for, and primarily responsible for
the day-to-day management of the portfolio
of Nicholas Income Fund since April 2003.
Portfolio Manager from 1999 to April
2003, Brandes Investment Partners, an
investment advisory firm. He is a Chartered
Financial Analyst.

                         CUSTODIAN AND TRANSFER AGENT

     U.S. Bank N.A. acts as custodian of the Fund. U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, acts as transfer agent and dividend disbursing agent of the Fund. As custodian, U.S. Bank N.A. holds all securities and cash of the Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by the officers of the Fund. U.S. Bank N.A. and U.S. Bancorp Fund Services, LLC do not exercise any supervisory function over the management of the Fund, the purchase or sale of securities or the payment of distributions to stockholders.

                                 LEGAL COUNSEL

     Michael Best & Friedrich LLP, 100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, is the legal counsel to the Fund.

                           PROPOSALS OF STOCKHOLDERS

     The Fund is generally not required to hold annual meetings of stockholders and the Fund generally does not hold a meeting of stockholders in any year unless certain specified stockholder actions such as election of directors or approval of a new advisory agreement are required to be taken under the Investment Company Act. Therefore, the anticipated date of the next stockholder meeting of the Fund cannot be provided. By observing this policy, the Fund seeks to avoid the expenses customarily incurred in the preparation of proxy materials and the holding of stockholder meetings, as well as the related expenditure of staff time.

     A stockholder desiring to submit a proposal intended to be presented at any meeting of stockholders of the Fund hereafter called should send the proposal to the Secretary of the Fund at the Fund's principal offices. Such proposal must be received a reasonable time before the Fund begins to print and mail the proxy materials in connection with the meeting to be considered for inclusion in the proxy materials for that meeting. The mere submission of a proposal by a stockholder does not guarantee that such proposal will be included in the proxy statement because certain rules under the Federal securities laws must be complied with before inclusion of the proposal is required. Also, the submission does not mean that the proposal will be presented at the meeting. For a stockholder proposal to be considered at a stockholder meeting, it must be a proper matter for consideration under applicable law.

     EVEN IF YOU PLAN TO BE PRESENT AT THE SPECIAL MEETING, YOU ARE URGED TO PROMPTLY VOTE BY PHONE OR OVER THE INTERNET, OR COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY FORM IN THE ENVELOPE PROVIDED. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE SPECIAL MEETING, YOU MAY VOTE EITHER IN PERSON OR BY PROXY. YOU MAY REVOKE ANY PROXY GIVEN AT ANY TIME PRIOR TO THE EXERCISE THEREOF.

                                  APPENDIX A

                          Nicholas Income Fund, Inc.

                            Select Bylaw Provisions

     The following provisions of the bylaws of Nicholas Income Fund, Inc. (the "Fund") currently may not be amended without stockholder approval. If Proposal 3 is approved, the bylaws of the Fund, including those sections set forth below, may be amended by the majority vote of the board of directors of the Fund without stockholder approval.

                                  ARTICLE III
                            OFFICERS AND EMPLOYEES
                            ----------------------

                                   * * * * *

     Section 3. Bonding. Each officer and employee of the corporation who singly or jointly with others has access to securities or funds of the corporation, either directly or through authority to draw upon such funds or to direct generally the disposition of such securities shall be bonded against larceny and embezzlement by a reputable fidelity insurance company authorized to do business in Wisconsin. Each such bond, which may be in the form of an individual bond or a schedule or blanket bond covering all such officers and employees, shall be in such form and for such amount (determined at least annually) as the board of directors shall determine in compliance with the requirements of Section 17(g) of the Investment Company Act of 1940, as amended, and the rules, regulations or orders of the Securities and Exchange Commission thereunder.

                                   * * * * *

                                  ARTICLE IV
                         RESTRICTIONS ON COMPENSATION,
                         -----------------------------
                         TRANSACTIONS AND INVESTMENTS
                         ----------------------------

                                   * * * * *

     Section 2. Compensation and Profit from Purchases and Sales. No affiliated person of the corporation, as defined in the Investment Company Act of 1940, as amended, or affiliated person of such person, shall, except as permitted by
Section 17(e) of the Investment Company Act of 1940, as amended, or the rules, regulations or orders of the Securities and Exchange Commission thereunder, (i) acting as agent, accept from any source any compensation for the purchase or sale of any property or securities to or for the corporation or any controlled company of the corporation, as defined in the Investment Company Act of 1940, as amended, or (ii) receive from any source a commission, fee or other remuneration for effecting such transaction.

The investment adviser of the corporation shall not profit directly or indirectly from sales of securities to or from the corporation.

     Section 3. Transactions with Affiliated Persons. No affiliated person of the corporation, as defined in the Investment Company Act of 1940, as amended, or affiliated person of such person shall knowingly (i) sell any security or other property to the corporation or to any company controlled by the corporation, as defined in the Investment Company Act of 1940, as amended, except shares of stock of the corporation or securities of which such person is the issuer and which are part of a general offering to the holders of a class of its securities, (ii) purchase from the corporation or any such controlled company any security or property, other than shares of stock of the corporation, (iii) acting as principal, effect any transaction in which the corporation or controlled company is a joint or joint and several participant with such person; provided, however, that this section shall not apply to any transaction permitted by Sections 17(b), (c) or (d) of the Investment Company Act of 1940, as amended, or the rules, regulations or orders of the Securities and Exchange Commission thereunder.

                                   * * * * *

     Section 6. Portfolio Transactions. The corporation shall not purchase, acquire or retain:

    (a) the securities of any issuer if an officer or director of the corporation or its investment adviser individually owns more than one-half of one percent (1/2 of 1%) of the securities of such issuer and, as a group, such persons own more than 5% of the securities of such issuer;

    (b) any security issued by or any interest in the business of an investment company, insurance company, broker, dealer, underwriter or investment adviser, except as permitted under Sections 12(d), (e) and
         (g) of the Investment Company Act of 1940, as amended, or the rules, regulations or orders of the Securities and Exchange Commission thereunder;

    (c) voting securities of another issuer, the acquisition or retention of which would result in circular or cross ownership, as defined in
         Section 20(c) of the Investment Company Act of 1940, as amended, or

    (d) during the existence of any underwriting or selling syndicate, any security, except stock of the corporation, a principal underwriter of which is an officer, director, investment adviser or employee of the corporation, or is a person (other than a company of the character described in Sections 12(d)(3)(A) and (B) of the Investment Company Act of 1940, as amended) of which any such officer, director, investment adviser or employee is an affiliated person, as defined in the Investment Company Act of 1940, as amended, unless in acquiring such security the corporation is itself acting as a principal underwriter for the issue, except as the Securities and Exchange Commission, by rules, regulations or order shall permit.

     Section 7. General Business and Investment Activities. The corporation shall not:

    (a) purchase any security on margin, except such short term credits as are necessary for the clearance of transactions;

    (b) participate on a joint or joint and several basis in any trading account in securities;

    (c)  effect a short sale of any security;

    (d) act as an underwriter in the distribution of any security other than stock of the corporation;

    (e) make loans to other persons, except for (i) the purchase of a portion of an issue of publicly distributed debt securities; (ii) the purchase of debt securities issued by the U.S. Treasury or by other federal agencies, instrumentalities or corporations with a simultaneous resale of such securities to the vendor for later delivery, in an amount not to exceed 20% of the total net assets, taken at market, of the corporation; and (iii) the purchase of a portion of bonds, debentures or other debt securities of types commonly distributed privately to financial institutions, in an amount not to exceed 10% of the total net assets, taken at market, of the corporation;

    (f) borrow money or issue senior securities except to the extent permitted under Sections 18(f), (g) and (h) of the Investment Company Act of 1940, as amended, provided that the amount of money that may be borrowed shall not exceed that which would be permitted under the margin requirements of the Board of Governors of the Federal Reserve System, in force at the time of the borrowing, as specified by Regulation T, or any amendment thereto;

    (g) purchase or sell real estate or interests in real estate, commodities or commodity futures. The Corporation may invest in the securities of real estate investment trusts and other real estate-based securities (including securities of companies whose assets consist substantially of real property and interests therein) listed on a national securities exchange or authorized for quotation on the National Association of Securities Dealers Automated Quotations System, but not more than 10% in value of the Corporation's total assets will be invested in real estate investment trusts nor will more than 25% in value of the Corporation's total assets be invested in the real estate industry in the aggregate;

    (h) deviate from its policy in respect to concentration of investments in any particular industry or group of industries as reported in its registration statement under the Investment Company Act of 1940, as amended, or deviate from any fundamental policy recited in such registration statement pursuant to Section 8(b)(2) of the Investment Company Act of 1940, as amended;

    (i) change the nature of its business so as to cease to be an investment company; or

    (j) charge any sales load or commission in connection with the issuance or sale of any stock of the corporation; provided that the Board of Directors may impose a redemption charge in such amount, with such limitations and at such times as the Board of Directors in its discretion shall determine.

                                   * * * * *

                                  ARTICLE VI
                        ACCOUNTS, REPORTS AND CUSTODIAN
                        -------------------------------

                                   * * * * *

     Section 3. Preparation and Maintenance of Accounts, Records and Statements. The president, an executive vice president, a senior vice president, a vice president or the treasurer shall prepare or cause to be prepared annually, a full and correct statement of the affairs of the corporation, including a balance sheet or statement of financial condition and a financial statement of operations for the preceding fiscal year, which shall be submitted at the annual meeting of the shareholders (if there is one) and filed within 20 days thereafter at the principal office of the corporation in the State of Maryland. The proper officers of the corporation shall also prepare, maintain and preserve or cause to be prepared, maintained and preserved the accounts, books and other documents required by Section 31 of the Act and shall prepare and file or cause to be prepared and filed the reports required by Section 30 of the Act. No financial statement shall be filed with the Securities and Exchange Commission unless any officer or employee who prepared or participated in the preparation of such financial statement has been specifically designated for such purpose by the board of directors.

     Section 4. Auditors. No independent public accountant shall be retained or employed by the corporation to examine, certify or report on its financial statements for any fiscal year unless such selection (i) shall have been approved by a majority of the entire board of directors within 30 days before or after the beginning of such fiscal year, and (ii) shall otherwise meet the requirements of Section 32 of the Act. If the board of directors shall select an independent public accountant that has not previously been employed by the Corporation, such selection shall be submitted to the shareholders for ratification or rejection within 120 days after such selection by the board of directors, at a shareholders' meeting called pursuant to Section 3 of
Article I of these By-Laws.

     Section 5. Custodian. All securities, evidences of indebtedness and funds of the corporation shall be entrusted to the custody of one or more custodians or depositaries, each of which shall be a bank or trust company which is a member of the Federal Reserve System having capital, surplus and undivided profits of not less than Two Million ($2,000,000) Dollars, as set forth in its most recently published report of condition, and the qualifications prescribed by and pursuant to Sections 17(f) and 26 of the Act, employed as agent or agents of the corporation by the board of directors.

     Section 6. Agreement with Custodian. Each custodian shall be employed pursuant to a written agreement which shall conform to the requirements prescribed by any applicable rules and regulations of the Securities and Exchange Commission under the Act, and, except as otherwise provided by such rules and regulations, shall provide substantially as follows:

    (a) The custodian shall keep (i) all cash on deposit with it or with such other banks in the name of the custodian as the corporation shall direct, and (ii) all securities in a separate account, not commingled with other assets, in the name of the custodian, its nominee or the corporation in care of the custodian, or in the custody of the custodian or its agents in street certificate or bearer form. The custodian shall receive and collect the income or funds due with respect to such securities.

    (b) Securities and cash held by the custodian may be withdrawn only upon written order signed on behalf of the corporation by two employees, at least one of whom shall be an officer, included within a list of officers and employees certified for such purpose by resolution of the board of directors.

    (c) Securities held by the custodian may be withdrawn only for the following purposes:

         (i) The sale of such securities for the account of the corporation with delivery and payment therefor in accord with procedures and customs used by the custodian in the sale of securities for the trust estates of which it is trustee;

         (ii) The delivery of securities in exchange for or conversion into other securities alone, cash or cash and other securities pursuant to the provisions of such securities or a plan of merger, consolidation, reorganization, recapitalization or readjustment of the securities of the issuer thereof;

         (iii) The surrender of warrants, rights or similar securities in the exercise of such warrants, rights or similar securities or the surrender of interim receipts or temporary securities for definitive securities;

         (iv) The delivery of securities to a lender as collateral on borrowing effected by the corporation; and

         (v) The delivery of securities as a redemption in kind of or distribution on stock of the corporation;

         provided that in each case specified in clauses (ii), (iii) and (iv) the payment, collateral or securities to be received are delivered to the custodian simultaneously or as promptly thereafter as possible.

    (d) Cash held by the custodian may be withdrawn only for the following purposes:

         (i) The purchase of securities to be retained by the custodian with delivery and payment therefor in accord with procedures and customs used by the custodian in the purchase of securities for the trust estates of which it is trustee;

         (ii)  The redemption or purchase of stock of the corporation;

         (iii) The payment of dividends or other distributions on stock of the corporation;

         (iv) The payment of taxes, interest, or the investment adviser's fees incurred in connection with the operation of the corporation;

         (v) The payment in connection with the conversion, exchange or surrender of securities owned by the corporation; or

         (vi) The deposit of funds in the name of the custodian in or with any other bank or trust company designated by the corporation.

     Section 7. Termination of Custodian Agreement. Any employment agreement with a custodian shall be terminable on 60 days' notice in writing by the board of directors or the custodian and upon any such termination the custodian shall turn over only to the succeeding custodian designated by the board of directors all funds, securities and property and documents of the corporation in its possession.

     Section 8. Checks and Requisitions. Except as otherwise authorized by the board of directors, all checks and drafts for the payment of money shall be signed in the name of the corporation by a custodian, and all requisitions or orders for the payment of money by a custodian or for the issue of checks and drafts therefor, all promissory notes, all assignments, or stock or securities standing in the name of the corporation, and all requisitions or orders for the assignment of stock or securities standing in the name of a custodian or its nominee, or for the execution of powers to transfer the same, shall be signed in the name of the corporation by not less than two persons (who shall be among those persons designated for this purpose by the board of directors) at least one of which shall be an officer. Promissory notes, checks or drafts payable to the corporation may be endorsed only to the order of a custodian or its nominee or the treasurer or president or by such other person or persons as shall be thereto authorized by the board of directors.

                                   * * * * *

                                  ARTICLE VII
                               GENERAL PROVISIONS
                               ------------------

                                   * * * * *

     Section 6. Dividends. Dividends upon the stock of the corporation, subject to the provisions of the articles of incorporation, if any, may be declared by the board of directors at any regular or special meeting, or by unanimous written consent, all pursuant to law. The source of each dividend payment shall be disclosed to the shareholders receiving such dividend, to the extent required by the laws of the State of Maryland and by Section 19 of the Investment Company Act of 1940, as amended, and the rules and regulations of the Securities and Exchange Commission thereunder. Before payment of any dividend, there may be set aside out of any funds of the corporation available for dividends such sum or sums as the directors from time to time, in their absolute discretion, think proper as a reserve fund to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the corporation, or for such other purpose as the directors shall think conducive to the interests of the corporation, and the directors may modify or abolish any such reserve in the manner in which it was created.

     Section 7. Indemnification. Any person who is serving or has served as a director or officer of the corporation or, at its request, as a director or officer of another corporation in which it owns stock or of which it is a creditor, shall be indemnified by the corporation against expenses (including judgments, amounts paid in settlement and fees and expenses of counsel and experts) actually and necessarily incurred by him in connection with the defense of any action, suit or proceeding in which he is made a party, or from any claim with which he is threatened by reason of his being or having been a director or officer of the corporation or any such other corporation (whether or not he continues to be a director or officer at the time such expense is incurred by him), except in relation to matters as to which such person has been adjudged liable because of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. In the absence of an adjudication which expressly absolves such person from liability to the corporation or its stockholders for willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, indemnification shall be conditioned upon the prior determination by a resolution of two-thirds of those members of the board of directors of the corporation who are not involved in the action, suit, proceeding or claim and who are not interested directors as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (or, if a majority of such members are so involved, upon the prior written opinion of independent counsel), that such person has no liability by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Amounts paid in settlement shall not exceed costs, fees and expenses which would have been reasonably incurred if the action, suit or proceeding had been litigated to a conclusion. Such a determination by the board of directors, or by independent counsel, and the payments of amounts by the corporation on the basis thereof shall not prevent a stockholder from challenging such indemnification by appropriate legal proceedings on the grounds that the person indemnified was liable to the corporation or its security holders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. In the event of such person's death, the right to indemnification shall extend to his legal representative. The corporation may advance attorneys' fees or other expenses incurred by its directors, officers, investment adviser, agent or employee in defending a proceeding, upon the undertaking by or on behalf of the person to be indemnified ("indemnitee") to repay the advance unless it is ultimately determined that he is entitled to indemnification, so long as the advance is conditioned on one of the following: (1) the indemnitee shall provide a security for his undertaking; (2) the corporation shall be insured against losses arising by reason of any lawful advances; or (3) a majority of a quorum of the disinterested non-party directors of the corporation, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts, that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification. The foregoing rights of indemnification shall be exclusive of any other rights to which the officers and directors may be entitled according to law.

     Section 8. Amendments. The board of directors shall have the power to alter or repeal any by-laws of the corporation and to make new by-laws, except that the board shall not alter or repeal any by law made by the shareholders and shall not alter or repeal Section 3 of Article III, Sections 2, 3, 6 and 7 of Article IV, Sections 3 through 8 of Article VI and Sections 6 through 8 of
Article VII. The shareholders shall have the power at any meeting, if notice thereof be included in the notice of such meeting, to alter or repeal any by-laws of the corporation and to make new by-laws.

NICHOLAS INCOME FUND, INC.

[LOGO]     PROXY TABULATOR
            P.O. BOX 9132
       HINGHAM, MA 02043-9132

--------------------------------------------------------------------------------
                       THREE EASY WAYS TO VOTE YOUR PROXY
           Read the Proxy Statement and have the Proxy card at hand.
       TELEPHONE: Call 1-800-690-6903 and follow the simple instructions.
      INTERNET: Go to www.proxyweb.com and follow the on-line directions.
             MAIL: Vote, sign, date and return your proxy by mail.
         If you vote by Telephone or Internet, do not mail your proxy.
--------------------------------------------------------------------------------

----------------------
999 999 999 999 99 <--
----------------------

                                       PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
NICHOLAS INCOME FUND, INC.                           TO BE HELD OCTOBER 29, 2004

The undersigned hereby appoints Robert H. Bock and Jeffrey T. May or each of them separately with power to act without the other and with the right of substitution in each, the proxies of the undersigned to vote, as designated herein, all shares of Nicholas Income Fund, Inc. (the "Fund") held by the undersigned on August 12, 2004, at a Special Meeting of Stockholders to be held at the Milwaukee Athletic Club, 758 N. Broadway, Milwaukee, Wisconsin 53202, on October 29, 2004, at 1:00 p.m. Milwaukee time, and at any adjournments or postponements thereof, upon the matters on the reverse as set forth in the Notice of Special Meeting of Stockholders and Proxy Statement, with all powers the undersigned would possess if present in person.

All previous proxies with respect to the meeting are revoked. Receipt of the Notice of Special Meeting of Stockholders and Proxy Statement is acknowledged by your execution of this proxy. This proxy may be revoked at any time before it is exercised.


                                          EVERY STOCKHOLDER'S VOTE IS IMPORTANT!
                                            PLEASE SIGN, DATE AND RETURN YOUR
                                                       PROXY TODAY

                                               Date: __________________

                                          --------------------------------------



                                          --------------------------------------
                                          Signature            (Sign in the Box)
                                          Note: Please sign exactly as name
                                          appears to the left. When signing as
                                          attorney, executor, administrator,
                                          trustee, or guardian, please give full
                                          title as such. If signing for a
                                          corporation, please sign in full
                                          corporate name by authorized person.
                                          If a partnership, please sign in
                                          partnership name by authorized person

PLEASE VOTE, SIGN, DATE AND PROMPTLY RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE!
                                                                      NIC INC MK
                           (Please see reverse side)

                                                     Please fill in box(es) as shown using black or blue ink or number 2 pencil. [X]
                                                                                                  PLEASE DO NOT USE FINE POINT PENS.

Proposal 1: Election of Four Directors
VOTE WITH RESPECT TO THE FULL SLATE OF DIRECTORS BY MARKING THE APPROPRIATE                    FOR     WITHHOLD   FOR ALL
OMNIBUS SELECTION                                                                              ALL        ALL     EXCEPT
                                                                                               [ ]        [ ]       [ ]
Nominees:   (01) V. Nicholas    (03) T. Reiland
            (02) R. Bock        (04) J. Robertson

INSTRUCTIONS: To withhold authority to vote for any individual nominee, write that nominee's name on the line provided.

----------------------------------------------------------------------------------
Proposal 2: Amendment and Restatement of the Articles of Incorporation of the Fund
VOTE WITH RESPECT TO ALL OF PROPOSALS 2(a)-(d) TO AMEND AND RESTATE THE ARTICLES             FOR ALL    AGAINST   ABSTAIN
OF INCORPORATION OF THE FUND BY MARKING THE APPROPRIATE SELECTION                           EXCEPT AS     ALL       ALL
                                                                                             MARKED
2(a) Proposal to authorize the Board of Directors to classify or reclassify                    [ ]        [ ]       [ ]
     unissued shares of the Fund's common stock
2(b) Proposal to provide that the vote of a majority of the votes entitled to be cast with respect to an action is required to take or authorize such action
2(c) Proposal to establish the quorum requirement of the Fund
2(d) Proposal to set forth a provision providing for the indemnification by the
     Fund of the Fund's officers and directors to the extent permitted by applicable law

(INSTRUCTION: If you do not wish to approve a particular amendment change, MARK the box "FOR ALL EXCEPT AS MARKED" AND write the letter(s) of the sub-proposal on the line provided.)

----------------------------------------------------------------------------------
Proposal 3: Amendment and Restatement of the Bylaws of the Fund                                FOR      AGAINST   ABSTAIN
Proposal to permit the Board of Directors to amend the Fund's bylaws                           [ ]        [ ]       [ ]

Proposal 4: Changes to Certain Investment Restrictions
VOTE WITH RESPECT TO ALL OF PROPOSALS 4(a)-(m) TO CHANGE, RECLASSIFY OR REMOVE               FOR ALL    AGAINST   ABSTAIN
CERTAIN FUNDAMENTAL RESTRICTIONS OF THE FUND BY MARKING THE APPROPRIATE OMNIBUS             EXCEPT AS     ALL       ALL
SELECTION                                                                                    MARKED
                                                                                               [ ]        [ ]       [ ]
4(a) investing in options, trading on margin, short selling
4(b) making loans
4(c) real estate and commodity investment
4(d) borrowing and issuing senior securities
4(e) investing for management or control
4(f) issuer diversification
4(g) industry concentration
4(h) related party security ownership
4(i) pledging of Fund assets
4(j) participating in joint trading accounts
4(k) investing in registered investment companies
4(l) underwriting activities
4(m) investing in unseasoned companies

(INSTRUCTION: If you do not wish to approve a particular investment policy/restriction change, MARK the box "FOR ALL EXCEPT AS MARKED" AND write the letter(s) of the sub-proposal on the line provided.)

----------------------------------------------------------------------------------
Proposal 5: Ratification of the Appointment of Independent Registered Public                   FOR      AGAINST   ABSTAIN
Accounting Firm                                                                                [ ]        [ ]       [ ]
Proposal to ratify the appointment by the Board of Directors of Deloitte &
Touche LLP as independent registered public accounting firm of the Fund for fiscal year 2004

                                                                                                                          NIC INC MK